                                                                    EXHIBIT 99.3

                                Preliminary Information for TMS Trust 1996-B


                                        -  The Money Store Inc.
                                           Seller and Servicer

                                        -  TMS Trust 1996-B

                         [$164,325,000]  Class A-1 Certificates    [    %]
                         [$82,533,000 ]  Class A-2 Certificates    [    %]
                         [$81,792,000 ]  Class A-3 Certificates    [    %]
                         [$89,963,000 ]  Class A-4 Certificates    [    %]
                         [$153,724,000]  Class A-5 Certificates    [    %]
                         [$62,127,000 ]  Class A-6 Certificates    [    %]
                         [$97,114,000 ]  Class A-7 Certificates    [    %]
                         [$102,469,000]  Class A-8 Certificates    [    %]
                         [$65,953,000 ]  Class A-9 Certificates    [    %]
                         [$125,000,000]  Class A-10 Certificates   1M LIBOR   + [   %]
                         [$75,000,000]   Class A-11 Certificates   1M LIBOR   + [   %] [Auction-Rate]
                         [$18,955,000 ]  Class A-12 Certificates   [    %]
                         [$46,154,000 ]  Class A-13 Certificates   [    %]
                         [$14,698,000 ]  Class A-14 Certificates   [    %]
                         [$20,193,000 ]  Class A-15 Certificates   [    %]
                         [$20,000,000 ]  Class A-16 Certificates   [    %]



The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Seller or Lehman Brothers. PSI makes no representations as to the accuracy of such information provided to it by the Seller or Lehman Brothers. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                                                      TMS Trust 1996-B

Title of Securities:    TMS Trust 1996-B, Classes A-1 through A-16 (collectively, the "Certificates").

Description of
Transaction:            This approximately [$1,220,000,000] MBIA-wrapped transaction is supported by four distinct collateral types.


                        The Class A-1 through A-9 Certificates are backed by fixed-rate home equity mortgage loans.

                        Certificate Classes A-10 and A-11 are floating-rate classes backed by adjustable-rate home equity mortgage loans. The Class A-10 and Class A-11 Certificates are subject to an available funds cap and feature an interest shortfall reimbursement, in which any interest shortfall due to movements in one-month
                        LIBOR will be carried forward, with accrued interest at the coupon rate, and paid from excess cash flow from the adjustable-rate collateral in a later period. The Class A-11 Certificates are auction rate certificates, the coupon for which will be determined monthly, subject to the available funds cap.

                        The Class A-12 through A-15 Certificates are backed by fixed-rate home improvement loans, approximately
                        [34]% of which are FHA Title I loans.

                        The Class A-16 Certificates are backed by multi-family mortgage loans.

                        Excess spread from each of the four collateral pools will be available to credit-enhance the Certificates supported by the other pools through cross-collateralization. The MBIA insurance policy does not cover payment of the interest shortfall reimbursement.


         CERTIFICATE CLASSES A-1 THROUGH A-9 (SUPPORTED BY FIXED-RATE HOME EQUITY MORTGAGE LOANS)
- -----------------------------------------------------------------------------------------------------------------------------------
Settlement Date:                June 27, 1996

Dated Date:                     June 1, 1996

Prepayment Assumption:          [23% HEP]--
                                Actual
                                prepayments
                                may vary.

                                 Class A-1      Class A-2       Class A-3        Class A-4        Class A-5
Approximate Size                [$164,325,000   $82,533,000     $81,792,000      $89,963,000      $153,724,000]

Avg. Life to Maturity: (app.)     [0.95 years     0.56 years      1.34 years      2.08 years       3.00 years]
Avg. Life to Call:  (app.)        [0.95 years     0.56 years      1.34 years      2.08 years       3.00 years]

Coupon                              _____%        ____%           ____%           ____%             _____%

Expected Maturity (to maturity)  [04/15/98      06/15/97         04/15/98        11/15/98          03/15/00]
Expected Maturity (to call)      [04/15/98      06/15/97         04/15/98        11/15/98          03/15/00]

Stated Maturity



                                 Class A-6      Class A-7       Class A-8        Class A-9
Approximate Size                [$62,127,000    $97,114,000     $102,469,000     $65,953,000]

Avg. Life to Maturity: (app.)    [4.08 years      5.20 years      7.40 years      11.75 years]
Avg. Life to Call:  (app.)       [4.08 years      5.20 years      7.39 years       8.88 years]

Coupon                              ____%         ____%            ____%           ____%

Expected Maturity (to maturity)  [12/15/00       07/15/02         09/15/05        08/15/13]
Expected Maturity (to call)      [12/15/00       07/15/02         05/15/05        05/15/05]

Stated Maturity







        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                               TMS Trust 1996-B



CERTIFICATE CLASSES A-10 AND A-11 (SUPPORTED BY ADJUSTABLE-RATE HOME EQUITY MORTGAGE LOANS)
- -----------------------------------------------------------------------------

Settlement Date:                June 27, 1996

Dated Date:                     June 27, 1996

Prepayment Assumption:          [23% HEP]--Actual prepayments may vary.

                                     Class A-10                 Class A-11
Approximate Size:                    [$125,000,000              $75,000,000

Avg. Life to Maturity (app.)         [3.83 years                ___ years]
Avg. Life to Call (app.)             [3.54 years                ___ years]

Coupon*:                         1M LIBOR + [   %]*     1M LIBOR + [   %]*
                                 (Class A-10 and A-11 Certificates are subject to an available funds cap)
                                 (Class A-11 Certificates are also subject to
                                 a maximum rate of    %).

* The coupon for Class A-10 and Class A-11 will step up by twice its stated margin if the clean up call is not exercised.

Auction Class A-11
Description:            Certificate Class A-11 is an auction rate class that
                        pays a coupon to investors that is reset monthly through a Dutch Auction. In a Dutch Auction, investors submit orders in the auction through an eligible broker/dealer, who submits its clients' orders to an auction agent. The auction agent processes all orders submitted and determines the winning rate. The broker/dealers then are notified by the auction agent of the winning rate, who then in turn notify their clients of the new certificate coupon. The winning rate is the lowest rate at which all available certificates clear the market. This rate will be in effect for the next [28 days], at which time another Dutch Auction is conducted and the coupon rate is reset.

                                     Class A-10  Class A-11
Coupon Day Count:                    Actual/360  Actual/360

Life Cap:

Expected Maturity (to maturity):    [11/15/15    ]
Expected Maturity (to call):        [05/15/05    ]

Stated Maturity:







        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                TMS Trust 1996-B


    CERTIFICATE CLASSES A-12, A-13, A-14 and A-15 (SUPPORTED BY FIXED-RATE FHA TITLE I AND CONVENTIONAL HOME IMPROVEMENT LOANS)
- -----------------------------------------------------------------------------------------------------------------------------------
Settlement Date:                        June 27, 1996

Dated Date:                             June 1, 1996

Prepayment Assumption:                  [17% HEP]--Actual
                                        prepayments may
                                        vary.

                                        Class A-12             Class A-13                Class A-14            Class A-15
Approximate Size:                      [$18,955,000            $46,154,000              $14,698,000            $20,193,000

Avg. Life to Maturity: (app.)           [0.58 years             2.26 years               5.20 years             9.77 years]
Avg. Life to Call: (app.)               [0.58 years             2.26 years               5.20 years             8.23 years]

Coupon:

Expected Maturity (to maturity):       [06/15/97                08/15/00                 11/15/02               01/15/14]
Expected Maturity (to call):           [06/15/97                08/15/00                 11/15/02               05/15/05]

Stated Maturity:

        CERTIFICATE CLASSES A-16  (SUPPORTED BY MULTI-FAMILY MORTGAGE LOANS)
- --------------------------------------------------------------------------------------------------------------------------------
Settlement Date:                        June 27, 1996

Dated Date:                             June 1, 1996

Prepayment Assumption:                  [0% CPR months 1-48; 8% CPR beginning month 49]--Actual prepayments may vary.

                                        Class A-16
Approximate Size:                       [$20,000,000]

Avg. Life to Maturity: (app.)            [10.12 years]
Avg. Life to Call: (app.)                [ 6.77 years]

Coupon:                                     ____%

Expected Maturity (to maturity):        [07/15/23]
Expected Maturity (to call):            [05/15/05]

Stated Maturity:









        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                TMS Trust 1996-B

Cleanup Call:            The Servicer may repurchase the collateral and, as a result, cause the Certificates to be called
(All Certificate         at par plus accrued interest after the remaining balances of the loans are less than 10% of the
Classes)                 i) the aggregate principal balances of the initial Home Equity Loans, the Initial Home
                         Improvement Loans and the Initial Multi-Family Loans as of the cut-off date and ii) the original
                         Pre-Funded Amount. If the Class A-10 [and A-11] Certificates are not called at this point, the coupon on these Certificates will step up by twice its respective margin.


Collateral Pool 1:       Fixed-rate home equity mortgage loans secured by one-to-four family residences.
(Supports Certificate
Classes A-1 through A-9,
app. $900,000,000)

Collateral Pool 2:       Adjustable-rate home equity mortgage loans secured by one-to-four family residences.
(Supports Certificate
Classes A-10 and A-11,
app. $200,000,000)

Collateral Pool 3:       Fixed-rate home improvement loans, approximately [34]% of which were originated pursuant to the
(Supports Certificate    FHA Title I Loan Program.
Class A-12 through A-15,
app. $100,000,000)

Collateral Pool 4:       Fixed-rate multi-family mortgage loans, secured by five or more unit residential or
(Supports Certificate    mixed-use residential and commercial properties.
Class A-16,
app. $20,000,000)


Cross-
Collateralization:       Excess spread from each of the four collateral pools will be available to credit enhance all
                         Certificates supported by the other pools, pro-rata, based on their needs.

Form of Certificates:    Book entry form, same day funds (through DTC, CEDEL or Euroclear).(All Certificate Classes, except the Auction Rate Class A11, are expected to be listed on the Luxembourg Stock Exchange).

Servicer:                The Money Store Inc.

Servicing Fee:           50 basis points per annum.

Trustee:                 Bank of New York (for fixed-rate home equity loans, adjustable-rate home equity loans, and multi-
                         family mortgage loans).

Co-Trustee:              First Bank N.A. (for fixed-rate FHA Title I and conventional home improvement loans).

Payment Date:            The 15th day of each month or, if such day is not a business day, the next succeeding business day, beginning on [July 15, 1996].

Payment Delay:           14 days for Certificate Classes A-1 through A-9 and A-12 through A-16, and no delay for
                         Certificate Classes A-10 and A-11.

Interest Accrual
Period:                  Interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month for Certificate Classes A-1 through A-9, and A-12 through A-16 based on a 30/360 day count.  For Certificate Classes A-10 and A-11 interest will accrue from the 15th date of the preceeding month until the 14th day of the current month based on an actual/360 day count.
                         The Class A-10 and A-11 Certificates will accrue interest from [June 27, 1996].

Certificate Ratings:     The Certificates will be rated AAA/Aaa by Standard & Poor's and Moody's, respectively.  These ratings will not address the interest shortfall reimbursement.

Certificate Insurer:     Municipal Bond Investors Assurance Corporation ("MBIA").  MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate Insurance:   Timely interest and eventual principal payments on the Certificates will be 100% guaranteed by MBIA.  The insurance policy does not include the interest shortfall reimbursement.

Prefunding Account:      Approximately [16%] of the fixed-rate home equity collateral supporting Certificate Classes
                         A-1 through A-9 will be prefunded.  Approximately [22]% of the adjustable-rate home equity collateral supporting Certificate Classes A-10 and A-11 will be prefunded.  Approximately [21%]
                         of the fixed-rate Title I and conventional home improvement loan collateral supporting Certificate
                         Classes A-12 through A-15 will be prefunded. Approximately [8%] of the fixed-rate multi-family loan collateral supporting Certificate Class A-16 will be prefunded.


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                        TMS Trust 1996-B

Overcollateralization:   The subordination provisions of the Trust are intended to provide for limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction.  The accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates.  This acceleration feature is intended to create, with respect to each Collateral Pool, an amount
                         ("Overcollateralization") resulting from, and equal to, the excess of the aggregate principal balances of the Collateral Pool over the principal balance of the related Certificates.  Once the required
                         Overcollateralization level is reached, the acceleration feature will cease, unless necessary to maintain the required level of Overcollateralization.

                         CERTIFICATE CLASSES A-1 THROUGH A-9 (supported by fixed-rate home equity mortgage loans)
                         Excess spread will be used to build the Spread Amount to an initial target of [TBD]% of the original principal balance.  After 30 months, the Spread Amount requirement will be changed to the lesser of [TBD]% of original principal balance or [TBD]% of current principal balance, subject to a floor of [TBD]% of original principal balance.

                         CERTIFICATE CLASSES A-10 AND A-11 (supported by adjustable-rate home equity mortgage loans)
                         Excess spread will be used to build the Spread Amount to an initial target of [TBD]% of the original principal balance.  After 30 months, the Spread Amount requirement will be changed to the lesser of [TBD]% of original principal balance or [TBD]% of current principal balance, subject to a floor of [TBD]% of original principal balance.

                         CERTIFICATE CLASSES A-12 THROUGH A-15 (supported by fixed-rate FHA Title I and conventional home improvement loans)
                         An initial deposit of [TBD]% of the original principal balance will be required.  Excess spread will be used to build the Spread Amount to an initial target of [TBD]% of the original principal balance.  After 30 months, the Spread Amount requirement will be changed to the lesser of [TBD]%
                         of the original principal balance or [TBD]% of current principal balance, subject to a floor of
                         [TBD]% of original principal balance.

                         CERTIFICATE CLASS A-16 (supported by fixed-rate multi-family mortgage loans)
                         An initial deposit of [TBD]% of the original principal balance will be required.  Excess spread will be used to build the Spread Amount to an initial target of [TBD]% of the original principal balance.  After 30 months, the Spread Amount requirement will be changed to the lesser of [TBD]%
                         of the original principal balance or [TBD]% of current principal balance, subject to a floor of
                         [TBD]% of original principal balance.



Cashflow Structure:      Interest Payments are applied as follows:

                         CERTIFICATE CLASSES A-1 THROUGH A-9 (supported by fixed-rate home equity mortgage loans)
                         1) Ongoing Trust Fees;
                         2) Repayment of any unreimbursed Servicer advances with respect to defaulted loans;
                         3) Accrued monthly interest;
                         4) Paydown of Certificates to the required level of Overcollateralization;
                         5) Any excess cash flow reverts to the Seller.

                         CERTIFICATE CLASSES A-10 AND A-11 (supported by adjustable-rate home equity mortgage loans)
                         1) Ongoing Trust Fees;
                         2) Repayment of any unreimbursed Servicer advances with respect to defaulted loans;
                         3) Interest Carryover (if any);
                         4) Accrued monthly interest, subject to the available funds cap;
                         5) Paydown of Certificates to the required level of Overcollateralization;
                         6) Any excess cash flow reverts to the Seller.

                         CERTIFICATE CLASSES A-12 through A-15 (supported by fixed-rate FHA Title I and conventional home improvement loans)
                         1) FHA Insurance Premium Amount (0.50%, for FHA Title I loans only);
                         2) Ongoing Trust Fees;
                         3) Repayment of any unreimbursed Servicer advances with respect to defaulted loans;
                         4) Accrued monthly interest;
                         5) Paydown of Certificates to the required level of Overcollateralization;
                         6) Any excess cash flow reverts to the Seller.

                         CERTIFICATE CLASS A-16 (supported by multi-family mortgage loans)
                         1) Ongoing Trust Fees;
                         2) Repayment of any unreimbursed Servicer advances with respect to defaulted loans;
                         3) Accrued monthly interest;
                         4) Paydown of Certificates to the required level of Overcollateralization;
                         5) Any excess cash flow reverts to the Seller.


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                        TMS Trust 1996-B

Cashflow Structure:      Principal payments are applied as follows:

                         CERTIFICATE CLASSES A-1 THROUGH A-9 (supported by fixed-rate home equity mortgage loans)
                         1) 50% of the principal to Class A-1 and 50% to Class A-2 until Class A-2 is retired; thereafter,
                            50% of the principal to Class A-1 and 50% to Class A-3 until Class A-1 and Class A-3 are retired;
                         2) 100% to Class A-4 until Class A-4 is retired;
                         3) 100% to Class A-5 until Class A-5 is retired;
                         4) 100% to Class A-6 until Class A-6 is retired;
                         5) 100% to Class A-7 until Class A-7 is retired;
                         6) 100% to Class A-8 until Class A-8 is retired;
                         7) 100% to Class A-9 until Class A-9 is retired.

                         CERTIFICATE CLASSES A-10 AND A-11 (supported by adjsutable-rate home equity mortgage loans)
                         1) Pro rata to Class A-10 and Class A-11 until Class A-10 and Class A-11 are retired.

                         CERTIFICATE CLASSES A-12 THROUGH A-15 (supported by FHA Title I and conventional home improvement loans)
                         1) 100% to Class A-12 until Class A-12 is retired;
                         2) 100% to Class A-13 until Class A-13 is retired;
                         3) 100% to Class A-14 until Class A-14 is retired;
                         4) 100% to Class A-15 until Class A-15 is retired.

                         CERTIFICATE CLASS A-16 (supported by multi-family mortgage loans)
                         1) 100% to Class A-16 until Class A-16 is retired.



Credit Enhancement:      1) 100% wrap from MBIA guarantees timely payment of interest and eventual principal (excluding interest shortfall reimbursement).
                         2) Overcollateralization.
                         3) Cross-Collateralization.
                         4) Ongoing spread.

Pricing Date:            June ___, 1996

Settlement Date:         June 27, 1996

ERISA
Considerations:          All of the Certificates will be ERISA eligible.

Taxation:                REMIC.

Legal Investment:        The Certificates will not be SMMEA eligible.

Prospectus:              The Certificates are being offered pursuant to a Prospectus which includes a Prospectus
                         Supplement (together, the "Prospectus").  Complete information with respect to the Certificates and the Collateral is contained in the Prospectus.  The foregoing is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.












        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                TMS Trust 1996-B


[Available Funds information on Certificate A-10 and A-11 Floating Rate Tranche(s):

    The Class A-10 and A-11 Certificates are subject to an available funds cap;

    Available Funds = (Group 2 Collateral Interest - Ongoing Trust Fees - MBIA cushion)/(Bond Balance of Classes A-10 and A-11)]


            Available
             Funds
   Date       Cap
- ------------------------
   62796
   71596           7.893
   81596           8.204
   91596           8.557
  101596           8.671
  111596           8.835
  121596           8.966
   11597           9.520
   21597           9.850
   31597           9.960
   41597          10.026
   51597          10.121
   61597          10.289
   71597          10.262
   81597          10.530
   91597          10.539
  101597          10.548
  111597          10.583
  121597          10.640
   11598          10.805
   21598          10.906
   31598          10.916
   41598          10.927
   51598          10.938
   61598          10.950
   71598          10.961
   81598          10.973
   91598          10.985
  101598          10.998
  111598          11.011
  121598          11.024
   11599          11.037
   21599          11.051
   31599          11.065
   41599          11.080
   51599          11.095
   61599          11.110
   71599          11.126
   81599          11.129
   91599          11.129
  101599          11.129
  111599          11.129
  121599          11.129
   11500          11.129
   21500          11.129
   31500          11.129
   41500          11.129
thereafter        11.129



        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          06/18/96 07:56:29 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A1     CUR                          Accr  0.48750 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     6.690     6.714     6.704     6.695     6.686     6.677     6.668
   99-28+    6.673     6.699     6.688     6.678     6.668     6.658     6.648
   99-29     6.655     6.684     6.672     6.661     6.649     6.639     6.628
   99-29+    6.637     6.669     6.656     6.644     6.631     6.620     6.608
   99-30     6.620     6.655     6.640     6.626     6.613     6.600     6.588
   99-30+    6.602     6.640     6.624     6.609     6.595     6.581     6.568
   99-31     6.585     6.625     6.608     6.592     6.577     6.562     6.548
   99-31+    6.567     6.610     6.592     6.575     6.559     6.543     6.528
  100-00     6.550     6.595     6.576     6.558     6.541     6.524     6.508
  100-00+    6.532     6.580     6.560     6.541     6.523     6.505     6.488
  100-01     6.514     6.565     6.544     6.524     6.505     6.486     6.468
  100-01+    6.497     6.551     6.528     6.507     6.487     6.467     6.448
  100-02     6.479     6.536     6.512     6.490     6.469     6.448     6.428
  100-02+    6.462     6.521     6.497     6.473     6.451     6.429     6.408
  100-03     6.444     6.506     6.481     6.456     6.433     6.410     6.388

Avg. Life    0.950     1.133     1.049     0.980     0.922     0.872     0.828
Mod. Dur.    0.885     1.047     0.974     0.912     0.860     0.816     0.776
1st  Pmt.    0.050     0.050     0.050     0.050     0.050     0.050     0.050
Last Pmt.    1.800     2.217     2.050     1.883     1.717     1.633     1.550



Financial Strategies          06/18/96 07:57:07 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A2     CUR                          Accr  0.47306 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     6.396     6.424     6.412     6.401     6.390     6.380     6.370
   99-28+    6.366     6.398     6.385     6.373     6.360     6.349     6.337
   99-29     6.337     6.372     6.358     6.344     6.330     6.318     6.305
   99-29+    6.308     6.346     6.331     6.316     6.301     6.287     6.273
   99-30     6.279     6.320     6.303     6.287     6.271     6.256     6.240
   99-30+    6.249     6.295     6.276     6.258     6.241     6.225     6.208
   99-31     6.220     6.269     6.249     6.230     6.211     6.194     6.176
   99-31+    6.191     6.243     6.221     6.201     6.181     6.162     6.143
  100-00     6.162     6.217     6.194     6.173     6.151     6.131     6.111
  100-00+    6.132     6.191     6.167     6.144     6.121     6.100     6.079
  100-01     6.103     6.165     6.140     6.116     6.091     6.069     6.046
  100-01+    6.074     6.139     6.113     6.087     6.062     6.038     6.014
  100-02     6.045     6.114     6.085     6.059     6.032     6.007     5.982
  100-02+    6.016     6.088     6.058     6.030     6.002     5.976     5.949
  100-03     5.987     6.062     6.031     6.002     5.972     5.945     5.917

Avg. Life    0.560     0.635     0.602     0.574     0.548     0.526     0.505
Mod. Dur.    0.532     0.601     0.571     0.545     0.521     0.500     0.481
1st  Pmt.    0.050     0.050     0.050     0.050     0.050     0.050     0.050
Last Pmt.    0.967     1.133     1.050     0.967     0.883     0.883     0.800


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          06/18/96 07:57:19 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A3     CUR                          Accr  0.49328 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     6.815     6.834     6.826     6.818     6.811     6.804     6.797
   99-28+    6.802     6.823     6.815     6.806     6.798     6.790     6.782
   99-29     6.789     6.813     6.803     6.794     6.785     6.776     6.768
   99-29+    6.777     6.803     6.792     6.782     6.772     6.762     6.753
   99-30     6.764     6.792     6.781     6.770     6.759     6.749     6.739
   99-30+    6.752     6.782     6.769     6.758     6.746     6.735     6.724
   99-31     6.739     6.771     6.758     6.745     6.733     6.721     6.710
   99-31+    6.727     6.761     6.747     6.733     6.720     6.708     6.695
  100-00     6.714     6.750     6.736     6.721     6.707     6.694     6.681
  100-00+    6.702     6.740     6.724     6.709     6.694     6.680     6.666
  100-01     6.689     6.730     6.713     6.697     6.682     6.666     6.652
  100-01+    6.677     6.719     6.702     6.685     6.669     6.653     6.637
  100-02     6.664     6.709     6.690     6.673     6.656     6.639     6.623
  100-02+    6.652     6.698     6.679     6.661     6.643     6.625     6.609
  100-03     6.639     6.688     6.668     6.648     6.630     6.611     6.594

Avg. Life    1.343     1.635     1.501     1.390     1.299     1.221     1.154
Mod. Dur.    1.241     1.494     1.379     1.282     1.202     1.133     1.074
1st  Pmt.    0.967     1.133     1.050     0.967     0.883     0.883     0.800
Last Pmt.    1.800     2.217     2.050     1.883     1.717     1.633     1.550


Financial Strategies          06/18/96 07:57:34 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A4     CUR                          Accr  0.50411 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     7.004     7.018     7.013     7.007     7.001     6.996     6.990
   99-28+    6.996     7.011     7.005     6.999     6.993     6.986     6.980
   99-29     6.987     7.005     6.998     6.991     6.984     6.977     6.970
   99-29+    6.979     6.998     6.990     6.983     6.975     6.968     6.961
   99-30     6.971     6.991     6.983     6.975     6.967     6.959     6.951
   99-30+    6.962     6.984     6.976     6.967     6.958     6.950     6.941
   99-31     6.954     6.977     6.968     6.959     6.950     6.940     6.931
   99-31+    6.946     6.971     6.961     6.951     6.941     6.931     6.922
  100-00     6.938     6.964     6.953     6.943     6.932     6.922     6.912
  100-00+    6.929     6.957     6.946     6.935     6.924     6.913     6.902
  100-01     6.921     6.950     6.939     6.927     6.915     6.904     6.892
  100-01+    6.913     6.943     6.931     6.919     6.907     6.894     6.882
  100-02     6.904     6.937     6.924     6.911     6.898     6.885     6.873
  100-02+    6.896     6.930     6.916     6.903     6.889     6.876     6.863
  100-03     6.888     6.923     6.909     6.895     6.881     6.867     6.853

Avg. Life    2.080     2.586     2.356     2.164     2.002     1.864     1.745
Mod. Dur.    1.872     2.287     2.101     1.942     1.807     1.690     1.589
1st  Pmt.    1.800     2.217     2.050     1.883     1.717     1.633     1.550
Last Pmt.    2.383     2.967     2.717     2.467     2.300     2.133     1.967

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          06/18/96 07:57:43 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A5     CUR                          Accr  0.52000 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.243     7.255     7.251     7.246     7.241     7.236     7.231
   99-29     7.237     7.250     7.245     7.240     7.235     7.229     7.224
   99-29+    7.231     7.245     7.240     7.234     7.229     7.223     7.217
   99-30     7.225     7.241     7.235     7.228     7.222     7.216     7.210
   99-30+    7.219     7.236     7.229     7.223     7.216     7.210     7.203
   99-31     7.213     7.231     7.224     7.217     7.210     7.203     7.196
   99-31+    7.207     7.226     7.219     7.211     7.204     7.196     7.189
  100-00     7.202     7.221     7.213     7.205     7.198     7.190     7.182
  100-00+    7.196     7.216     7.208     7.200     7.191     7.183     7.175
  100-01     7.190     7.211     7.203     7.194     7.185     7.176     7.168
  100-01+    7.184     7.206     7.197     7.188     7.179     7.170     7.160
  100-02     7.178     7.201     7.192     7.182     7.173     7.163     7.153
  100-02+    7.172     7.197     7.187     7.177     7.167     7.157     7.146
  100-03     7.166     7.192     7.181     7.171     7.160     7.150     7.139
  100-03+    7.160     7.187     7.176     7.165     7.154     7.143     7.132

Avg. Life    3.000     3.765     3.418     3.128     2.882     2.670     2.487
Mod. Dur.    2.603     3.181     2.923     2.702     2.511     2.344     2.197
1st  Pmt.    2.383     2.967     2.717     2.467     2.300     2.133     1.967
Last Pmt.    3.717     4.717     4.217     3.883     3.550     3.300     3.050

Financial Strategies          06/18/96 07:57:52 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A6     CUR                          Accr  0.53661 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     7.498     7.506     7.503     7.499     7.496     7.492     7.489
   99-28+    7.493     7.502     7.499     7.495     7.491     7.487     7.483
   99-29     7.489     7.499     7.495     7.491     7.486     7.482     7.478
   99-29+    7.484     7.495     7.491     7.486     7.482     7.477     7.473
   99-30     7.479     7.491     7.486     7.482     7.477     7.472     7.467
   99-30+    7.475     7.487     7.482     7.477     7.472     7.467     7.462
   99-31     7.470     7.484     7.478     7.473     7.467     7.462     7.456
   99-31+    7.466     7.480     7.474     7.469     7.463     7.457     7.451
  100-00     7.461     7.476     7.470     7.464     7.458     7.452     7.446
  100-00+    7.456     7.472     7.466     7.460     7.453     7.447     7.440
  100-01     7.452     7.469     7.462     7.455     7.449     7.442     7.435
  100-01+    7.447     7.465     7.458     7.451     7.444     7.437     7.429
  100-02     7.443     7.461     7.454     7.446     7.439     7.432     7.424
  100-02+    7.438     7.457     7.450     7.442     7.434     7.426     7.418
  100-03     7.434     7.453     7.446     7.438     7.430     7.421     7.413

Avg. Life    4.080     5.142     4.662     4.258     3.915     3.619     3.362
Mod. Dur.    3.396     4.124     3.802     3.522     3.278     3.062     2.870
1st  Pmt.    3.717     4.717     4.217     3.883     3.550     3.300     3.050
Last Pmt.    4.467     5.633     5.133     4.633     4.300     3.967     3.633


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          06/18/96 07:58:10 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A7     CUR                          Accr  0.54961 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     7.690     7.697     7.695     7.692     7.689     7.686     7.683
   99-28+    7.687     7.694     7.691     7.688     7.685     7.682     7.679
   99-29     7.683     7.691     7.688     7.685     7.681     7.678     7.674
   99-29+    7.679     7.688     7.684     7.681     7.677     7.674     7.670
   99-30     7.675     7.685     7.681     7.677     7.673     7.669     7.665
   99-30+    7.672     7.682     7.678     7.674     7.669     7.665     7.661
   99-31     7.668     7.679     7.674     7.670     7.666     7.661     7.657
   99-31+    7.664     7.675     7.671     7.666     7.662     7.657     7.652
  100-00     7.660     7.672     7.668     7.663     7.658     7.653     7.648
  100-00+    7.657     7.669     7.664     7.659     7.654     7.649     7.643
  100-01     7.653     7.666     7.661     7.655     7.650     7.645     7.639
  100-01+    7.649     7.663     7.657     7.652     7.646     7.640     7.634
  100-02     7.645     7.660     7.654     7.648     7.642     7.636     7.630
  100-02+    7.642     7.657     7.651     7.645     7.638     7.632     7.626
  100-03     7.638     7.654     7.647     7.641     7.635     7.628     7.621

Avg. Life    5.200     6.551     5.943     5.429     4.988     4.607     4.276
Mod. Dur.    4.137     4.970     4.606     4.284     3.999     3.744     3.517
1st  Pmt.    4.467     5.633     5.133     4.633     4.300     3.967     3.633
Last Pmt.    6.050     7.633     6.883     6.300     5.800     5.383     4.967


Financial Strategies          06/18/96 07:58:20 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A8     CUR                          Accr  0.56839 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     7.967     7.972     7.970     7.968     7.966     7.963     7.961
   99-28+    7.964     7.969     7.967     7.965     7.963     7.960     7.958
   99-29     7.961     7.967     7.964     7.962     7.960     7.957     7.955
   99-29+    7.958     7.964     7.962     7.959     7.957     7.954     7.951
   99-30     7.955     7.962     7.959     7.956     7.954     7.951     7.948
   99-30+    7.952     7.959     7.956     7.954     7.951     7.948     7.944
   99-31     7.949     7.957     7.954     7.951     7.948     7.944     7.941
   99-31+    7.946     7.954     7.951     7.948     7.945     7.941     7.938
  100-00     7.943     7.952     7.949     7.945     7.942     7.938     7.934
  100-00+    7.941     7.949     7.946     7.942     7.939     7.935     7.931
  100-01     7.938     7.947     7.943     7.940     7.936     7.932     7.928
  100-01+    7.935     7.945     7.941     7.937     7.933     7.929     7.924
  100-02     7.932     7.942     7.938     7.934     7.930     7.926     7.921
  100-02+    7.929     7.940     7.936     7.931     7.927     7.922     7.918
  100-03     7.926     7.937     7.933     7.928     7.924     7.919     7.914

Avg. Life    7.400     9.283     8.440     7.721     7.101     6.561     6.086
Mod. Dur.    5.389     6.328     5.925     5.559     5.227     4.924     4.647
1st  Pmt.    6.050     7.633     6.883     6.300     5.800     5.383     4.967
Last Pmt.    9.217    11.550    10.467     9.633     8.800     8.133     7.550


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          06/18/96 07:58:29 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A9     CUR                          Accr  0.58861 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-29     8.259     8.262     8.261     8.259     8.258     8.257     8.255
   99-29+    8.257     8.260     8.259     8.257     8.256     8.254     8.253
   99-30     8.254     8.258     8.257     8.255     8.254     8.252     8.250
   99-30+    8.252     8.256     8.255     8.253     8.251     8.250     8.248
   99-31     8.250     8.254     8.253     8.251     8.249     8.247     8.245
   99-31+    8.248     8.252     8.251     8.249     8.247     8.245     8.243
  100-00     8.246     8.251     8.249     8.247     8.245     8.243     8.241
  100-00+    8.244     8.249     8.247     8.245     8.243     8.240     8.238
  100-01     8.242     8.247     8.245     8.243     8.240     8.238     8.236
  100-01+    8.239     8.245     8.243     8.241     8.238     8.236     8.233
  100-02     8.237     8.243     8.241     8.238     8.236     8.234     8.231
  100-02+    8.235     8.241     8.239     8.236     8.234     8.231     8.228
  100-03     8.233     8.239     8.237     8.234     8.232     8.229     8.226
  100-03+    8.231     8.237     8.235     8.232     8.229     8.227     8.224
  100-04     8.229     8.235     8.233     8.230     8.227     8.224     8.221

Avg. Life   11.751    14.328    13.217    12.214    11.313    10.507     9.781
Mod. Dur.    7.229     8.092     7.742     7.398     7.063     6.743     6.438
1st  Pmt.    9.217    11.550    10.467     9.633     8.800     8.133     7.550
Last Pmt.   17.133    20.883    19.300    17.800    16.467    15.217    14.717

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          06/18/96 07:59:15 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / DMrg Act/360     Incorporated
Deal ID/CUSIP MON6B
Class         A10    FLT LIBOR-1M+TBA             Accr  0.00000 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

                         ********** TO 10% CALL **************

   FIXED  HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
   ARMS   HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+   36.572    36.042    36.250    36.463    36.681    36.898    37.121
   99-29    36.061    35.607    35.786    35.968    36.155    36.341    36.532
   99-29+   35.551    35.172    35.321    35.473    35.629    35.784    35.943
   99-30    35.040    34.738    34.857    34.978    35.103    35.227    35.354
   99-30+   34.530    34.303    34.392    34.484    34.577    34.670    34.765
   99-31    34.020    33.869    33.928    33.989    34.051    34.113    34.177
   99-31+   33.510    33.434    33.464    33.495    33.526    33.557    33.588
  100-00    33.000    33.000    33.000    33.000    33.000    33.000    33.000
  100-00+   32.491    32.566    32.536    32.506    32.475    32.444    32.412
  100-01    31.981    32.132    32.073    32.012    31.950    31.888    31.824
  100-01+   31.472    31.698    31.609    31.518    31.425    31.332    31.237
  100-02    30.962    31.264    31.146    31.024    30.900    30.776    30.649
  100-02+   30.453    30.831    30.682    30.530    30.375    30.220    30.062
  100-03    29.944    30.397    30.219    30.037    29.851    29.665    29.475
  100-03+   29.435    29.964    29.756    29.543    29.326    29.109    28.888

Avg. Life    3.542     4.255     3.944     3.668     3.422     3.208     3.013
Mod. Dur.    2.948     3.461     3.239     3.040     2.860     2.701     2.555
1st  Pmt.    0.050     0.050     0.050     0.050     0.050     0.050     0.050
Last Pmt. 05/15/05  10/15/05  08/15/05  06/15/05  04/15/05  03/15/05  02/15/05


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          06/18/96 07:59:49 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A12    CUR                          Accr  0.47594 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 12.00 HEP 14.00 HEP 16.00 HEP 18.00 HEP 20.00 HEP 22.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     6.442     6.472     6.460     6.448     6.436     6.424     6.413
   99-28+    6.413     6.447     6.433     6.420     6.407     6.393     6.381
   99-29     6.385     6.423     6.407     6.392     6.378     6.363     6.349
   99-29+    6.356     6.398     6.381     6.365     6.349     6.332     6.318
   99-30     6.328     6.373     6.355     6.337     6.320     6.302     6.286
   99-30+    6.300     6.348     6.329     6.309     6.291     6.271     6.254
   99-31     6.271     6.324     6.302     6.282     6.262     6.241     6.223
   99-31+    6.243     6.299     6.276     6.254     6.233     6.211     6.191
  100-00     6.215     6.274     6.250     6.227     6.204     6.180     6.159
  100-00+    6.186     6.250     6.224     6.199     6.175     6.150     6.127
  100-01     6.158     6.225     6.198     6.171     6.146     6.119     6.096
  100-01+    6.130     6.200     6.171     6.144     6.117     6.089     6.064
  100-02     6.102     6.176     6.145     6.116     6.088     6.058     6.032
  100-02+    6.073     6.151     6.119     6.089     6.059     6.028     6.001
  100-03     6.045     6.126     6.093     6.061     6.030     5.998     5.969

Avg. Life    0.579     0.666     0.627     0.594     0.565     0.538     0.516
Mod. Dur.    0.549     0.629     0.594     0.563     0.536     0.511     0.491
1st  Pmt.    0.050     0.050     0.050     0.050     0.050     0.050     0.050
Last Pmt.    0.967     1.133     1.050     1.050     0.967     0.967     0.883



Financial Strategies          06/18/96 08:00:08 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A13    CUR                          Accr  0.49833 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 12.00 HEP 14.00 HEP 16.00 HEP 18.00 HEP 20.00 HEP 22.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     6.928     6.943     6.937     6.931     6.925     6.920     6.914
   99-28+    6.921     6.937     6.930     6.924     6.917     6.911     6.905
   99-29     6.913     6.931     6.923     6.916     6.909     6.902     6.895
   99-29+    6.905     6.925     6.917     6.909     6.901     6.893     6.886
   99-30     6.897     6.918     6.910     6.901     6.893     6.885     6.877
   99-30+    6.889     6.912     6.903     6.894     6.885     6.876     6.867
   99-31     6.882     6.906     6.896     6.886     6.877     6.867     6.858
   99-31+    6.874     6.900     6.889     6.879     6.869     6.859     6.849
  100-00     6.866     6.894     6.883     6.872     6.861     6.850     6.839
  100-00+    6.858     6.887     6.876     6.864     6.853     6.841     6.830
  100-01     6.851     6.881     6.869     6.857     6.844     6.832     6.821
  100-01+    6.843     6.875     6.862     6.849     6.836     6.824     6.811
  100-02     6.835     6.869     6.855     6.842     6.828     6.815     6.802
  100-02+    6.827     6.863     6.849     6.834     6.820     6.806     6.793
  100-03     6.819     6.857     6.842     6.827     6.812     6.798     6.783

Avg. Life    2.259     2.923     2.614     2.365     2.162     1.993     1.850
Mod. Dur.    2.001     2.520     2.282     2.086     1.923     1.785     1.667
1st  Pmt.    0.967     1.133     1.050     1.050     0.967     0.967     0.883
Last Pmt.    4.133     5.383     4.883     4.383     3.967     3.633     3.300

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          06/18/96 08:00:17 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A14    CUR                          Accr  0.53589 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 12.00 HEP 14.00 HEP 16.00 HEP 18.00 HEP 20.00 HEP 22.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-29     7.489     7.497     7.494     7.491     7.487     7.483     7.479
   99-29+    7.485     7.494     7.491     7.487     7.483     7.479     7.475
   99-30     7.481     7.491     7.487     7.483     7.479     7.475     7.470
   99-30+    7.478     7.488     7.484     7.480     7.475     7.471     7.466
   99-31     7.474     7.485     7.481     7.476     7.471     7.466     7.461
   99-31+    7.470     7.482     7.477     7.473     7.468     7.462     7.457
  100-00     7.466     7.479     7.474     7.469     7.464     7.458     7.452
  100-00+    7.463     7.476     7.471     7.465     7.460     7.454     7.448
  100-01     7.459     7.473     7.468     7.462     7.456     7.450     7.443
  100-01+    7.455     7.470     7.464     7.458     7.452     7.446     7.439
  100-02     7.451     7.467     7.461     7.455     7.448     7.441     7.434
  100-02+    7.448     7.464     7.458     7.451     7.444     7.437     7.430
  100-03     7.444     7.461     7.454     7.447     7.440     7.433     7.426
  100-03+    7.440     7.458     7.451     7.444     7.436     7.429     7.421
  100-04     7.436     7.455     7.448     7.440     7.433     7.425     7.417

Avg. Life    5.200     6.706     6.032     5.456     4.964     4.542     4.179
Mod. Dur.    4.155     5.089     4.684     4.321     4.000     3.715     3.462
1st  Pmt.    4.133     5.383     4.883     4.383     3.967     3.633     3.300
Last Pmt.    6.383     8.133     7.383     6.717     6.133     5.633     5.217



Financial Strategies          06/18/96 08:00:53 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A15    CUR                          Accr  0.57489 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 12.00 HEP 14.00 HEP 16.00 HEP 18.00 HEP 20.00 HEP 22.00
   MULTI  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00  CPR 8.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    8.062     8.066     8.064     8.063     8.061     8.059     8.058
   99-29     8.060     8.064     8.062     8.060     8.059     8.057     8.055
   99-29+    8.057     8.061     8.060     8.058     8.056     8.054     8.052
   99-30     8.055     8.059     8.058     8.056     8.054     8.052     8.049
   99-30+    8.052     8.057     8.055     8.053     8.051     8.049     8.047
   99-31     8.050     8.055     8.053     8.051     8.049     8.046     8.044
   99-31+    8.047     8.053     8.051     8.049     8.046     8.044     8.041
  100-00     8.045     8.051     8.049     8.046     8.044     8.041     8.038
  100-00+    8.043     8.049     8.046     8.044     8.041     8.039     8.036
  100-01     8.040     8.047     8.044     8.042     8.039     8.036     8.033
  100-01+    8.038     8.044     8.042     8.039     8.036     8.033     8.030
  100-02     8.035     8.042     8.040     8.037     8.034     8.031     8.027
  100-02+    8.033     8.040     8.037     8.035     8.031     8.028     8.025
  100-03     8.031     8.038     8.035     8.032     8.029     8.025     8.022
  100-03+    8.028     8.036     8.033     8.030     8.026     8.023     8.019

Avg. Life    9.767    11.887    10.980    10.152     9.401     8.721     8.106
Mod. Dur.    6.421     7.300     6.938     6.590     6.256     5.940     5.640
1st  Pmt.    6.383     8.133     7.383     6.717     6.133     5.633     5.217
Last Pmt.   17.550    19.133    18.633    17.883    17.133    16.300    15.550


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          06/18/96 08:01:08 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP MON6B
Class         A16    CUR                          Accr  0.57128 1st Pmt 07/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.178/10.678)      LIBOR-1M              5.46484
WAM    (Orig)         (24.686)                    Mat N/A        Settle 06/27/96
CenterPrice

   FIXED  HEP 23.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 28.00
   ARMS   HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00 HEP 23.00
 HOME IMP HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00 HEP 17.00
   MULTI  CPR 8.00  CPR 4.00  CPR 6.00  CPR 10.00 CPR 12.00 CPR 14.00 CPR 16.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-27+    8.013     8.017     8.015     8.012     8.010     8.009     8.008
   99-28     8.011     8.015     8.013     8.009     8.008     8.006     8.005
   99-28+    8.008     8.012     8.010     8.006     8.005     8.003     8.002
   99-29     8.006     8.010     8.008     8.004     8.002     8.000     7.998
   99-29+    8.003     8.008     8.005     8.001     7.999     7.997     7.995
   99-30     8.000     8.006     8.003     7.998     7.996     7.994     7.992
   99-30+    7.998     8.003     8.000     7.995     7.993     7.991     7.989
   99-31     7.995     8.001     7.998     7.993     7.990     7.988     7.986
   99-31+    7.993     7.999     7.996     7.990     7.987     7.985     7.983
  100-00     7.990     7.996     7.993     7.987     7.984     7.982     7.980
  100-00+    7.987     7.994     7.991     7.984     7.982     7.979     7.977
  100-01     7.985     7.992     7.988     7.982     7.979     7.976     7.973
  100-01+    7.982     7.990     7.986     7.979     7.976     7.973     7.970
  100-02     7.980     7.987     7.983     7.976     7.973     7.970     7.967
  100-02+    7.977     7.985     7.981     7.973     7.970     7.967     7.964

Avg. Life   10.122    12.668    11.240     9.229     8.506     7.913     7.421
Mod. Dur.    5.969     6.816     6.350     5.653     5.386     5.159     4.964
1st  Pmt.    0.050     0.050     0.050     0.050     0.050     0.050     0.050
Last Pmt.   27.050    27.217    27.133    26.883    26.550    26.050    25.383


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

________________________________________________________________________________

     -  MONEY STORE HEL - MON6B
     -  Cut Off Date of Tape is  6/96
     -  FIXED RATE COLLATERAL
     -  $756,028,231.46
________________________________________________________________________________

Number of Mortgage Loans:                                  14,110

Product Type:                         First and Second Lien Loans

Aggregate Unpaid Principal Balance:               $756,028,231.46
Aggregate Original Principal Balance:             $758,066,060.31

Weighted Average Gross Coupon:                            10.798%
Gross Coupon Range:                             6.950% -  17.990%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $53,581.02
Average Original Principal Balance:                    $53,725.45

Maximum Unpaid Principal Balance:                     $497,744.13
Minimum Unpaid Principal Balance:                       $3,148.94

Maximum Original Principal Balance:                   $500,000.00
Minimum Original Principal Balance:                     $4,290.00

Weighted Avg. Rem. Term (to Mat Date/Bln. Date):          264.221
Stated Rem Term Range:                           9.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             2.103
Age Range:                                       0.000 -   78.000

Weighted Average Original Term(to Mat Date/Bln. Date):    266.324
Original Term Range:                            12.000 -  360.000

Weighted Average Original LTV:                             71.943
Original LTV Range:                             4.340% - 100.000%

________________________________________________________________________________

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                  GROSS COUPON
_________________________________________________________________________________________________________________________

                                                                                    WA              WA        Max. Orig
             Gross                                           #      %              Rem     WA      Orig         Loan
             Coupon                                         Loan   Pool      WAC   Term    Age     LTV         Amount
 6.75% less than Gross Coupon less than or equal to  7.00%      2    .02    6.962 293.34   6.75    67.60         $127,900
 7.00% less than Gross Coupon less than or equal to  7.25%      1    .02    7.250 360.00    .00    68.32         $128,400
 7,25% less than Gross Coupon less than or equal to  7.50%      3    .01    7.429 202.27   2.28    70.62          $63,805
 7.50% less than Gross Coupon less than or equal to  7.75%      9    .09    7.732 221.33   3.26    67.43         $257,649
 7.75% less than Gross Coupon less than or equal to  8.00%     25    .35    7.974 295.73   2.20    64.02         $236,400
 8.00% less than Gross Coupon less than or equal to  8.25%     38    .46    8.216 311.82   2.24    72.94         $288,000
 8.25% less than Gross Coupon less than or equal to  8.50%     93   1.21    8.482 296.51   2.13    72.28         $308,000
 8.50% less than Gross Coupon less than or equal to  8.75%    178   1.86    8.725 271.46   2.22    70.75         $490,458
 8.75% less than Gross Coupon less than or equal to  9.00%    463   5.02    8.974 297.25   1.98    72.30         $390,435
 9.00% less than Gross Coupon less than or equal to  9.25%    308   3.26    9.236 295.37   2.07    72.51         $380,000
 9.25% less than Gross Coupon less than or equal to  9.50%    535   4.97    9.486 271.99   2.08    71.86         $292,000
 9.50% less than Gross Coupon less than or equal to  9.75%    775   7.01    9.728 288.47   1.77    72.48         $375,520
 9.75% less than Gross Coupon less than or equal to 10.00%  1,299  11.82    9.967 281.14   1.85    72.59         $411,933
10.00% less than Gross Coupon less than or equal to 10.25%    768   6.32   10.218 280.41   1.71    73.08         $440,000
10.25% less than Gross Coupon less than or equal to 10.50%    751   5.95   10.475 272.03   2.04    73.14         $331,000
10.50% less than Gross Coupon less than or equal to 10.75%    911   7.01   10.700 268.54   1.91    72.44         $496,800
10.75% less than Gross Coupon less than or equal to 11.00%  1,282   9.77   10.962 269.02   2.24    74.17         $396,000
11.00% less than Gross Coupon less than or equal to 11.25%    536   3.28   11.212 240.00   2.01    72.20         $230,000
11.25% less than Gross Coupon less than or equal to 11.50%    972   5.64   11.460 241.00   2.09    71.51         $296,902
11.50% less than Gross Coupon less than or equal to 11.75%    678   4.08   11.688 253.54   1.83    72.22         $246,000
11.75% less than Gross Coupon less than or equal to 12.00%    881   5.14   11.952 239.14   2.42    71.53         $350,000
12.00% less than Gross Coupon less than or equal to 12.25%    508   2.21   12.204 219.68   2.74    73.45         $184,500
12.25% less than Gross Coupon less than or equal to 12.50%    707   3.72   12.461 231.89   2.73    70.52         $500,000
12.50% less than Gross Coupon less than or equal to 12.75%    465   2.29   12.683 247.25   2.01    69.67         $211,400
12.75% less than Gross Coupon less than or equal to 13.00%    486   2.33   12.951 228.92   3.06    69.17         $240,500
13.00% less than Gross Coupon less than or equal to 13.25%    177    .80   13.194 222.31   2.43    69.53         $256,827
13.25% less than Gross Coupon less than or equal to 13.50%    335   1.40   13.460 212.20   2.77    65.67         $352,628
13.50% less than Gross Coupon less than or equal to 13.75%    264   1.23   13.701 248.74   2.07    68.67         $210,900
13.75% less than Gross Coupon less than or equal to 14.00%    302   1.29   13.955 217.08   2.84    63.30         $200,000
14.00% less than Gross Coupon less than or equal to 14.25%    115    .50   14.207 219.46   2.03    67.77         $170,840
14.25% less than Gross Coupon less than or equal to 14.50%    107    .44   14.469 212.01   2.87    63.87         $145,000
14.50% less than Gross Coupon less than or equal to 14.75%     52    .18   14.710 212.43   2.54    67.23         $154,000
14.75% less than Gross Coupon less than or equal to 15.00%     59    .21   14.936 200.66   2.81    69.37          $64,168
15.00% less than Gross Coupon less than or equal to 15.25%      4    .03   15.087 174.59   2.03    65.38          $92,000
15.25% less than Gross Coupon less than or equal to 15.50%     11    .05   15.437 225.50   2.14    65.69         $100,000
15.50% less than Gross Coupon less than or equal to 15.75%      4    .02   15.690 157.36   1.73    70.23          $62,400
15.75% less than Gross Coupon less than or equal to 16.00%      4    .02   15.992 206.14   6.24    75.10          $41,500
16.75% less than Gross Coupon less than or equal to 17.00%      1    .00   16.990 170.00  10.00    96.91          $25,500
17.75% less than Gross Coupon less than or equal to 18.00%      1    .00   17.990 174.00   6.00    80.08          $12,268
_________________________________________________________________________________________________________________________
Total.....                                                 14,110 100.00%  10.798 264.22   2.10    71.94         $500,000
=========================================================================================================================


                                                  GROSS COUPON
_____________________________________________________________________________

                                                                  Total
             Gross                                               Current
             Coupon                                              Balance
 6.75% less than Gross Coupon less than or equal to  7.00%        $170,165.75
 7.00% less than Gross Coupon less than or equal to  7.25%        $128,400.00
 7,25% less than Gross Coupon less than or equal to  7.50%         $98,101.88
 7.50% less than Gross Coupon less than or equal to  7.75%        $699,537.77
 7.75% less than Gross Coupon less than or equal to  8.00%      $2,627,855.99
 8.00% less than Gross Coupon less than or equal to  8.25%      $3,446,309.91
 8.25% less than Gross Coupon less than or equal to  8.50%      $9,157,600.99
 8.50% less than Gross Coupon less than or equal to  8.75%     $14,032,080.26
 8.75% less than Gross Coupon less than or equal to  9.00%     $37,947,148.80
 9.00% less than Gross Coupon less than or equal to  9.25%     $24,663,769.66
 9.25% less than Gross Coupon less than or equal to  9.50%     $37,555,211.47
 9.50% less than Gross Coupon less than or equal to  9.75%     $52,960,742.11
 9.75% less than Gross Coupon less than or equal to 10.00%     $89,375,684.52
10.00% less than Gross Coupon less than or equal to 10.25%     $47,784,097.00
10.25% less than Gross Coupon less than or equal to 10.50%     $45,001,476.99
10.50% less than Gross Coupon less than or equal to 10.75%     $53,023,438.24
10.75% less than Gross Coupon less than or equal to 11.00%     $73,850,432.43
11.00% less than Gross Coupon less than or equal to 11.25%     $24,804,097.85
11.25% less than Gross Coupon less than or equal to 11.50%     $42,618,925.00
11.50% less than Gross Coupon less than or equal to 11.75%     $30,863,289.66
11.75% less than Gross Coupon less than or equal to 12.00%     $38,850,502.09
12.00% less than Gross Coupon less than or equal to 12.25%     $16,678,210.55
12.25% less than Gross Coupon less than or equal to 12.50%     $28,143,486.10
12.50% less than Gross Coupon less than or equal to 12.75%     $17,288,913.39
12.75% less than Gross Coupon less than or equal to 13.00%     $17,629,915.43
13.00% less than Gross Coupon less than or equal to 13.25%      $6,032,600.30
13.25% less than Gross Coupon less than or equal to 13.50%     $10,570,772.52
13.50% less than Gross Coupon less than or equal to 13.75%      $9,306,689.49
13.75% less than Gross Coupon less than or equal to 14.00%      $9,763,363.67
14.00% less than Gross Coupon less than or equal to 14.25%      $3,810,175.87
14.25% less than Gross Coupon less than or equal to 14.50%      $3,333,467.19
14.50% less than Gross Coupon less than or equal to 14.75%      $1,355,128.18
14.75% less than Gross Coupon less than or equal to 15.00%      $1,555,301.59
15.00% less than Gross Coupon less than or equal to 15.25%        $217,538.83
15.25% less than Gross Coupon less than or equal to 15.50%        $399,868.82
15.50% less than Gross Coupon less than or equal to 15.75%        $129,636.87
15.75% less than Gross Coupon less than or equal to 16.00%        $116,704.61
16.75% less than Gross Coupon less than or equal to 17.00%         $25,500.00
17.75% less than Gross Coupon less than or equal to 18.00%         $12,089.68
_____________________________________________________________________________
Total.....                                                    $756,028,231.46
=============================================================================

                                                ORIGINAL MATURITY
                                (Balloons to Balloon Date, Non-Balloons to Orig Date)
_________________________________________________________________________________________________________________________

                                                                                    WA              WA        Max. Orig
            Original                                         #      %              Rem     WA      Orig         Loan
            Maturity                                        Loan   Pool      WAC   Term    Age     LTV         Amount
10  less than Original Maturity less than or equal to  20       1    .00   11.990   9.00   3.00    79.89          $15,800
20  less than Original Maturity less than or equal to  30       1    .00   12.250  29.00   1.00    79.84          $10,300
30  less than Original Maturity less than or equal to  40       3    .00   12.406  34.48   1.52    38.85          $12,000
40  less than Original Maturity less than or equal to  50       9    .01   11.820  46.28   1.11    67.43          $20,700
50  less than Original Maturity less than or equal to  60     342    .60   11.627  58.33   1.63    56.43          $48,000
70  less than Original Maturity less than or equal to  80      27    .06   11.432  70.83   1.69    58.52          $35,400
80  less than Original Maturity less than or equal to  90     143    .39   10.782  81.81   2.23    57.22         $490,458
90  less than Original Maturity less than or equal to  100     37    .08   11.512  94.37   1.58    57.90          $43,500
100 less than Original Maturity less than or equal to  110      5    .05   10.262 104.34   3.66    68.79         $128,000
110 less than Original Maturity less than or equal to  120  1,488   4.22   11.477 118.17   1.83    65.79         $190,000
120 less than Original Maturity less than or equal to  130      1    .00    8.000 120.00   3.00    50.00          $28,883
130 less than Original Maturity less than or equal to  140      3    .01   11.531 131.19   1.90    61.69          $28,600
140 less than Original Maturity less than or equal to  150     22    .08   11.230 142.27   1.73    61.28         $128,000
150 less than Original Maturity less than or equal to  160      1    .00   12.250 156.00    .00    89.76          $27,100
160 less than Original Maturity less than or equal to  170      4    .02   11.043 165.94   2.35    77.08          $57,737
170 less than Original Maturity less than or equal to  180  6,446  40.72   11.053 177.64   2.36    71.34         $440,000
180 less than Original Maturity less than or equal to  190      2    .01    9.033 179.21   2.90    87.38          $48,125
190 less than Original Maturity less than or equal to  200      1    .01   12.240 189.00   3.00    55.79          $48,544
200 less than Original Maturity less than or equal to  210      1    .01   10.450 203.00   1.00    47.00          $47,000
210 less than Original Maturity less than or equal to  220      4    .02    8.848 213.78   2.22    84.90          $61,074
230 less than Original Maturity less than or equal to  240    573   4.17   10.701 238.17   1.83    70.98         $232,000
290 less than Original Maturity less than or equal to  300    411   2.48   11.717 298.22   1.78    70.66         $230,000
350 less than Original Maturity less than or equal to  360  4,585  47.05   10.464 358.05   1.95    73.55         $500,000
_________________________________________________________________________________________________________________________
Total.....                                                 14,110 100.00%  10.798 264.22   2.10    71.94         $500,000
=========================================================================================================================


                                                ORIGINAL MATURITY
                                (Balloons to Balloon Date, Non-Balloons to Orig Date)
________________________________________________________________________________________

                                                                Total
            Original                                           Current
            Maturity                                           Balance
10  less than Original Maturity less than or equal to  20        $15,721.28
20  less than Original Maturity less than or equal to  30        $10,300.00
30  less than Original Maturity less than or equal to  40        $26,891.05
40  less than Original Maturity less than or equal to  50       $110,289.63
50  less than Original Maturity less than or equal to  60     $4,531,962.30
70  less than Original Maturity less than or equal to  80       $440,630.44
80  less than Original Maturity less than or equal to  90     $2,948,832.04
90  less than Original Maturity less than or equal to  100      $613,219.80
100 less than Original Maturity less than or equal to  110      $355,333.74
110 less than Original Maturity less than or equal to  120   $31,893,507.17
120 less than Original Maturity less than or equal to  130       $27,842.96
130 less than Original Maturity less than or equal to  140       $63,565.30
140 less than Original Maturity less than or equal to  150      $638,041.81
150 less than Original Maturity less than or equal to  160       $27,100.00
160 less than Original Maturity less than or equal to  170      $133,162.28
170 less than Original Maturity less than or equal to  180  $307,832,503.95
180 less than Original Maturity less than or equal to  190       $77,978.84
190 less than Original Maturity less than or equal to  200       $48,353.12
200 less than Original Maturity less than or equal to  210       $47,000.00
210 less than Original Maturity less than or equal to  220      $181,810.39
230 less than Original Maturity less than or equal to  240   $31,536,395.50
290 less than Original Maturity less than or equal to  300   $18,721,608.79
350 less than Original Maturity less than or equal to  360  $355,746,181.07
___________________________________________________________________________
Total.....                                                  $756,028,231.46
===========================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                 REMAINING TERM
                                (Balloons to Balloon Date, Non-Balloons to Orig Date)
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
                                                             #      %              Rem     WA      Orig         Loan
         Remaining Term                                     Loan   Pool      WAC   Term    Age     LTV         Amount
  1 less than Rem Term less than or equal to  12                1    .00   11.990   9.00   3.00    79.89          $15,800
 24 less than Rem Term less than or equal to  36                4    .00   12.363  32.96   1.37    50.20          $12,000
 36 less than Rem Term less than or equal to  48               11    .02   12.168  45.98  18.42    64.87          $45,000
 48 less than Rem Term less than or equal to  60              342    .60   11.627  58.33   1.63    56.43          $48,000
 60 less than Rem Term less than or equal to  72               26    .05   11.430  70.51   1.59    56.87          $35,400
 72 less than Rem Term less than or equal to  84              142    .39   10.783  81.68   2.25    57.43         $490,458
 84 less than Rem Term less than or equal to  96               39    .08   11.509  94.10   1.56    58.01          $43,500
 96 less than Rem Term less than or equal to 108               26    .16   12.068 103.48  49.28    60.59         $149,200
108 less than Rem Term less than or equal to 120            1,485   4.23   11.474 118.24   2.11    65.66         $190,000
120 less than Rem Term less than or equal to 132                3    .01   11.531 131.19   1.90    61.69          $28,600
132 less than Rem Term less than or equal to 144               22    .08   11.230 142.27   1.73    61.28         $128,000
144 less than Rem Term less than or equal to 156                1    .00   12.250 156.00    .00    89.76          $27,100
156 less than Rem Term less than or equal to 168               42    .22   12.019 164.79  14.26    78.72         $144,000
168 less than Rem Term less than or equal to 180            6,390  40.40   11.042 177.93   2.07    71.36         $440,000
180 less than Rem Term less than or equal to 192                2    .01   10.360 185.23   2.53    72.28          $48,544
192 less than Rem Term less than or equal to 204                1    .01   10.450 203.00   1.00    47.00          $47,000
204 less than Rem Term less than or equal to 216                4    .02    8.848 213.78   2.22    84.90          $61,074
228 less than Rem Term less than or equal to 240              573   4.17   10.701 238.17   1.83    70.98         $232,000
276 less than Rem Term less than or equal to 288                1    .00   10.700 282.00  18.00    79.99          $27,900
288 less than Rem Term less than or equal to 300              410   2.47   11.719 298.24   1.76    70.64         $230,000
324 less than Rem Term less than or equal to 336                1    .01    9.500 333.00  27.00    61.84          $40,200
336 less than Rem Term less than or equal to 348               22    .27   11.354 346.08  13.92    90.15         $204,000
348 less than Rem Term less than or equal to 360            4,562  46.78   10.459 358.12   1.88    73.45         $500,000
_________________________________________________________________________________________________________________________
Total.....                                                 14,110 100.00%  10.798 264.22   2.10    71.94         $500,000
=========================================================================================================================


                                                 REMAINING TERM
                                (Balloons to Balloon Date, Non-Balloons to Orig Date)
_______________________________________________________________________________________


                                                                  Total
                                                                 Current
         Remaining Term                                          Balance
  1 less than Rem Term less than or equal to  12                   $15,721.28
 24 less than Rem Term less than or equal to  36                   $37,191.05
 36 less than Rem Term less than or equal to  48                  $144,040.56
 48 less than Rem Term less than or equal to  60                $4,531,962.30
 60 less than Rem Term less than or equal to  72                  $409,200.40
 72 less than Rem Term less than or equal to  84                $2,953,086.28
 84 less than Rem Term less than or equal to  96                  $640,395.60
 96 less than Rem Term less than or equal to 108                $1,242,785.65
108 less than Rem Term less than or equal to 120               $31,945,462.77
120 less than Rem Term less than or equal to 132                   $63,565.30
132 less than Rem Term less than or equal to 144                  $638,041.81
144 less than Rem Term less than or equal to 156                   $27,100.00
156 less than Rem Term less than or equal to 168                $1,647,665.52
168 less than Rem Term less than or equal to 180              $305,407,590.70
180 less than Rem Term less than or equal to 192                   $91,426.49
192 less than Rem Term less than or equal to 204                   $47,000.00
204 less than Rem Term less than or equal to 216                  $181,810.39
228 less than Rem Term less than or equal to 240               $31,536,395.50
276 less than Rem Term less than or equal to 288                   $26,319.16
288 less than Rem Term less than or equal to 300               $18,695,289.63
324 less than Rem Term less than or equal to 336                   $39,661.64
336 less than Rem Term less than or equal to 348                $2,031,043.42
348 less than Rem Term less than or equal to 360              $353,675,476.01
_____________________________________________________________________________
Total.....                                                 1  $756,028,231.46
=============================================================================

                                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
                                                             #      %              Rem     WA      Orig         Loan
       Age of Loan                                          Loan   Pool      WAC   Term    Age     LTV         Amount
  0 less than Age less than or equal to  12                14,044  99.53   10.793 264.47   1.96    71.94         $500,000
 12 less than Age less than or equal to  24                    44    .34   11.413 252.87  15.66    81.46         $204,000
 24 less than Age less than or equal to  36                     1    .01    9.500 333.00  27.00    61.84          $40,200
 60 less than Age less than or equal to  72                     4    .02   12.103 109.00  71.00    51.13          $96,300
 72 less than Age less than or equal to  84                    17    .11   12.930 100.31  76.27    53.92         $149,200
_________________________________________________________________________________________________________________________
Total.....                                                 14,110 100.00%  10.798 264.22   2.10    71.94         $500,000
=========================================================================================================================






                                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
_________________________________________________________________________________


                                                                Total
                                                               Current
       Age of Loan                                             Balance
  0 less than Age less than or equal to  12                 $752,442,813.46
 12 less than Age less than or equal to  24                   $2,566,689.95
 24 less than Age less than or equal to  36                      $39,661.64
 60 less than Age less than or equal to  72                     $184,068.52
 72 less than Age less than or equal to  84                     $794,997.89
___________________________________________________________________________
Total.....                                                  $756,028,231.46
===========================================================================

                                                ORIGINATION YEAR
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
  Year of                         #      %              Rem     WA      Orig         Loan           Current
Origination                      Loan   Pool      WAC   Term    Age     LTV         Amount          Balance
   1989                              3    .03   12.968  99.09  77.28    62.16         $149,200       $190,955.25
   1990                             18    .10   12.727 102.63  74.80    51.27         $105,000       $788,111.16
   1992                             12    .10    8.407 189.55   2.70    74.25         $257,649       $751,241.55
   1993                              3    .02    9.167 157.06   2.70    79.27          $46,155       $125,927.59
   1994                             47    .24   11.443 209.06  11.26    73.75         $204,782     $1,806,634.30
   1995                          1,053   7.74   11.213 269.26   5.18    75.76         $411,933    $58,505,620.95
   1996                         12,974  91.78   10.761 264.27   1.72    71.64         $500,000   $693,859,740.66
___________________________________________________________________________________________________________________
Total.....                      14,110 100.00%  10.798 264.22   2.10    71.94         $500,000   $756,028,231.46
===================================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                LAST PAYMENT DATE  (Assumed)
___________________________________________________________________________________________________________________


  Last                                                   WA              WA        Max. Orig         Total
   Pay                            #      %              Rem     WA      Orig         Loan           Current
  Date                           Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

06/01/96                        14,110 100.00   10.798 264.22   2.10    71.94         $500,000   $756,028,231.46
___________________________________________________________________________________________________________________
Total.....                      14,110 100.00%  10.798 264.22   2.10    71.94         $500,000   $756,028,231.46
===================================================================================================================

                                               ORIGINAL LTV RANGE
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
               LTV                                           #      %              Rem     WA      Orig         Loan
              RANGE                                         Loan   Pool      WAC   Term    Age     LTV         Amount

  0.000 less than LTV less than or equal to  50.000         1,845   8.55   10.964 226.96   2.29    37.73         $490,458
 50.000 less than LTV less than or equal to  55.000           460   2.84   10.974 245.73   2.13    52.79         $384,863
 55.000 less than LTV less than or equal to  60.000           694   4.66   10.998 264.26   1.78    57.83         $500,000
 60.000 less than LTV less than or equal to  65.000         1,216   7.99   11.406 267.78   1.94    63.60         $380,000
 65.000 less than LTV less than or equal to  70.000         1,430  10.41   10.878 262.86   2.21    68.32         $379,389
 70.000 less than LTV less than or equal to  75.000         1,944  14.63   10.896 262.36   1.95    73.60         $411,933
 75.000 less than LTV less than or equal to  80.000         4,346  34.01   10.364 276.07   1.79    79.21         $440,000
 80.000 less than LTV less than or equal to  85.000           977   7.48   10.861 255.77   2.58    82.27         $375,520
 85.000 less than LTV less than or equal to  90.000         1,003   8.11   11.218 266.72   2.72    89.00         $369,000
 90.000 less than LTV less than or equal to  95.000           126    .70   11.544 251.90   3.79    91.42         $214,000
 95.000 less than LTV less than or equal to 100.000            69    .62   11.364 315.85   7.03    98.50         $390,435
_________________________________________________________________________________________________________________________
Total.....                                                 14,110 100.00%  10.798 264.22   2.10    71.94         $500,000
=========================================================================================================================


                                               ORIGINAL LTV RANGE
_______________________________________________________________________________


                                                                 Total
               LTV                                              Current
              RANGE                                             Balance

  0.000 less than LTV less than or equal to  50.000           $64,635,287.98
 50.000 less than LTV less than or equal to  55.000           $21,438,521.02
 55.000 less than LTV less than or equal to  60.000           $35,229,134.86
 60.000 less than LTV less than or equal to  65.000           $60,409,165.32
 65.000 less than LTV less than or equal to  70.000           $78,699,040.35
 70.000 less than LTV less than or equal to  75.000          $110,642,040.77
 75.000 less than LTV less than or equal to  80.000          $257,137,926.30
 80.000 less than LTV less than or equal to  85.000           $56,527,579.58
 85.000 less than LTV less than or equal to  90.000           $61,313,894.36
 90.000 less than LTV less than or equal to  95.000            $5,287,565.66
 95.000 less than LTV less than or equal to 100.000            $4,708,075.26
____________________________________________________________________________
Total.....                                                   $756,028,231.46
============================================================================

                                            ORIGINAL MORTGAGE AMOUNT
__________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
            Original                                          #      %             Rem     WA      Orig         Loan
          Mortgage Amt.                                       Loan   Pool     WAC   Term    Age     LTV         Amount

                     Balance less than or equal to    25,000  3,529   7.94  12.003 160.15   1.83    64.96          $25,000
    25,000 less than Balance less than or equal to    50,000  4,779  23.38  11.222 229.69   1.96    68.04          $50,000
    50,000 less than Balance less than or equal to    75,000  2,865  23.30  10.725 276.06   2.06    72.36          $75,000
    75,000 less than Balance less than or equal to   100,000  1,433  16.46  10.505 293.87   2.19    73.55         $100,000
   100,000 less than Balance less than or equal to   150,000  1,057  16.89  10.402 292.71   2.28    76.11         $150,000
   150,000 less than Balance less than or equal to   203,150    286   6.56  10.191 309.57   2.22    76.16         $203,150
   203,150 less than Balance less than or equal to   250,000    105   3.11  10.521 285.72   2.26    75.80         $250,000
   250,000 less than Balance less than or equal to   300,000     29   1.05  10.058 266.43   2.18    73.41         $300,000
   300,000 less than Balance less than or equal to   350,000     11    .46  10.350 278.40   1.89    71.06         $350,000
   350,000 less than Balance less than or equal to   400,000     11    .55  10.163 292.16   2.19    77.57         $396,000
   400,000 less than Balance less than or equal to   450,000      2    .11  10.069 262.05   4.90    76.48         $440,000
   450,000 less than Balance less than or equal to   500,000      3    .20  10.594 265.69   3.33    50.89         $500,000
__________________________________________________________________________________________________________________________
Total.....                                                   14,110 100.00% 10.798 264.22   2.10    71.94         $500,000
==========================================================================================================================

                                            ORIGINAL MORTGAGE AMOUNT
___________________________________________________________________________________________________________________


                                                         Total
            Original                                    Current
          Mortgage Amt.                                  Balance
                     Balance less than or equal to     $60,021,111.43
    25,000 less than Balance less than or equal to    $176,767,005.68
    50,000 less than Balance less than or equal to    $176,121,207.91
    75,000 less than Balance less than or equal to    $124,407,473.92
   100,000 less than Balance less than or equal to    $127,669,657.78
   150,000 less than Balance less than or equal to     $49,596,503.62
   203,150 less than Balance less than or equal to     $23,484,616.71
   250,000 less than Balance less than or equal to      $7,959,065.42
   300,000 less than Balance less than or equal to      $3,505,492.42
   350,000 less than Balance less than or equal to      $4,162,626.05
   400,000 less than Balance less than or equal to        $850,772.33
   450,000 less than Balance less than or equal to      $1,482,698.19
_____________________________________________________________________
Total.....                                            $756,028,231.46
=====================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                             CURRENT MORTGAGE AMOUNT
__________________________________________________________________________________________________________________________

                                                                                     WA              WA        Max. Orig
             Current                                           #      %             Rem     WA      Orig         Loan
          Mortgage Amt.                                       Loan   Pool     WAC   Term    Age     LTV         Amount

                     Balance less than or equal to    25,000  3,548   8.00  12.002 160.14   1.94    64.92          $92,800
    25,000 less than Balance less than or equal to    50,000  4,772  23.39  11.220 229.85   1.97    68.09          $61,800
    50,000 less than Balance less than or equal to    75,000  2,862  23.30  10.724 276.16   2.06    72.37          $90,000
    75,000 less than Balance less than or equal to   100,000  1,432  16.48  10.504 293.61   2.25    73.53         $105,000
   100,000 less than Balance less than or equal to   150,000  1,049  16.79  10.402 293.13   2.18    76.12         $150,000
   150,000 less than Balance less than or equal to   200,000    280   6.40  10.168 308.35   2.23    76.35         $200,000
   200,000 less than Balance less than or equal to   250,000    111   3.27  10.551 289.29   2.24    75.43         $250,000
   250,000 less than Balance less than or equal to   300,000     29   1.05  10.058 266.43   2.18    73.41         $300,000
   300,000 less than Balance less than or equal to   350,000     11    .46  10.350 278.40   1.89    71.06         $350,000
   350,000 less than Balance less than or equal to   400,000     11    .55  10.163 292.16   2.19    77.57         $396,000
   400,000 less than Balance less than or equal to   450,000      2    .11  10.069 262.05   4.90    76.48         $440,000
   450,000 less than Balance less than or equal to   500,000      3    .20  10.594 265.69   3.33    50.89         $500,000
__________________________________________________________________________________________________________________________
Total.....                                                   14,110 100.00% 10.798 264.22   2.10    71.94         $500,000
==========================================================================================================================


                                             CURRENT MORTGAGE AMOUNT
__________________________________________________________________________________

                                                                    Total
             Current                                               Current
          Mortgage Amt.                                            Balance
                     Balance less than or equal to    25,000     $60,459,712.77
    25,000 less than Balance less than or equal to    50,000    $176,864,956.99
    50,000 less than Balance less than or equal to    75,000    $176,174,396.20
    75,000 less than Balance less than or equal to   100,000    $124,575,665.94
   100,000 less than Balance less than or equal to   150,000    $126,911,724.82
   150,000 less than Balance less than or equal to   200,000     $48,385,418.14
   200,000 less than Balance less than or equal to   250,000     $24,695,702.19
   250,000 less than Balance less than or equal to   300,000      $7,959,065.42
   300,000 less than Balance less than or equal to   350,000      $3,505,492.42
   350,000 less than Balance less than or equal to   400,000      $4,162,626.05
   400,000 less than Balance less than or equal to   450,000        $850,772.33
   450,000 less than Balance less than or equal to   500,000      $1,482,698.19
_______________________________________________________________________________
Total.....                                                      $756,028,231.46
===============================================================================

                                                         GEOGRAPHIC DISTRIBUTION
__________________________________________________________________________________________________________________________________

                                                                  Calc.
                                WA                          WA     WA      Min. Curr    Max. Curr         Total          Avg.
          #      %             Rem     WA     MIN    MAX   Orig   Curr       Loan         Loan           Current         Curr
 State  Loans   Pool    WAC    Term    Age    AGE    AGE   LTV     LTV      Amount       Amount          Balance         Bal
AL          2     .03  9.500  230.03   1.29   1.00   2.00  65.56  65.52     $59,812      $150,000        $209,812      $104,906
AR          2     .02  8.250  355.43   4.57   4.00   5.00  77.32  76.37     $64,508       $86,722        $151,230       $75,615
AZ        257    1.90 10.744  273.61   2.02    .00   9.00  70.65  70.53      $6,400      $439,815     $14,391,578       $55,998
CA      1,172   10.09 10.621  292.94   2.41    .00  15.00  72.77  72.61      $6,300      $488,736     $76,288,736       $65,093
CO        416    2.46 10.848  264.89   1.75    .00  13.00  70.52  70.40      $5,000      $372,000     $18,587,478       $44,681
CT        132    1.04 10.909  235.32   2.43    .00   9.00  69.54  69.24      $6,459      $197,285      $7,888,342       $59,760
DC         39     .36 10.440  283.52   1.69    .00   6.00  70.93  70.87     $14,800      $192,000      $2,694,578       $69,092
DE        104     .71 10.201  268.87   1.62    .00   5.00  73.30  73.15      $6,874      $154,557      $5,386,977       $51,798
FL        646    4.50 10.765  248.79   2.28    .00  16.00  71.34  71.21      $5,777      $273,537     $34,017,735       $52,659
GA        389    2.69 10.752  242.69   2.15    .00  27.00  75.55  75.21      $5,639      $287,631     $20,334,050       $52,273
IA         21     .13 11.471  283.76   2.35    .00  10.00  75.10  75.07     $13,650      $132,094        $956,987       $45,571
ID        222    1.44 10.629  295.96   1.87    .00  22.00  71.72  71.56      $5,800      $291,680     $10,893,593       $49,070
IL        959    7.28 10.708  286.63   2.00    .00  21.00  73.06  72.94      $5,000      $372,000     $55,069,637       $57,424
IN        726    4.23 10.474  256.79   1.82    .00  18.00  75.30  75.17      $3,149      $300,000     $31,974,947       $44,043
KS        137     .60 11.340  245.56   1.46    .00   9.00  71.85  71.73      $4,290      $148,000      $4,513,213       $32,943
KY        262    1.63 10.682  272.01   1.87    .00  13.00  74.83  74.63      $7,000      $171,851     $12,286,813       $46,896
MA        270    2.11 10.901  246.45   2.74    .00  71.00  65.57  65.37      $5,751      $496,218     $15,975,252       $59,168
MD        261    2.03 11.346  241.46   1.91    .00   8.00  74.15  74.03      $5,000      $253,500     $15,372,349       $58,898
ME        207    1.08 10.961  247.77   1.62    .00   5.00  67.76  67.63      $6,500      $116,523      $8,172,609       $39,481
MI        535    3.03 11.170  233.58   2.02    .00  11.00  70.75  70.54      $4,938      $319,771     $22,902,211       $42,808
MN        218    1.46 10.413  287.23   1.55    .00   8.00  71.74  71.61      $6,000      $229,918     $11,004,462       $50,479
MO        525    2.75 11.200  267.93   1.78    .00  12.00  72.69  72.48      $5,000      $251,100     $20,774,629       $39,571
MS         35     .21 11.787  275.82   1.93    .00   4.00  71.80  71.67     $15,000      $137,222      $1,607,358       $45,925
MT          7     .05 10.612  254.51   2.00   2.00   2.00  73.87  73.80     $21,644       $88,400        $391,015       $55,859
NC        364    2.77 11.503  235.84   2.43    .00   7.00  75.98  75.90      $5,472      $307,614     $20,906,131       $57,434
ND          6     .02 11.034  207.09   1.92    .00   5.00  70.95  70.90     $12,600       $55,402        $172,486       $28,748
NE         13     .05 11.542  243.34    .66    .00   2.00  65.30  65.29      $8,000       $68,800        $358,676       $27,590
NH         80     .50 10.717  262.19   2.29    .00  73.00  68.43  68.25      $8,000      $214,078      $3,806,007       $47,575
NJ        614    5.73 10.944  240.24   3.26    .00  78.00  70.05  69.71      $7,600      $375,520     $43,336,262       $70,580
NM        192    1.13 11.082  264.43   1.65    .00   8.00  70.41  70.31      $6,994      $202,000      $8,543,338       $44,497
NV        196    1.28 10.933  286.89   1.95    .00  23.00  73.80  73.66      $7,196      $237,870      $9,676,190       $49,368
NY      1,032    9.02 10.709  250.13   2.12    .00  18.00  68.03  67.95      $5,100      $350,000     $68,184,034       $66,070
OH        875    5.95 10.499  271.84   1.76    .00  22.00  74.24  74.04      $5,000      $245,798     $44,955,484       $51,378
OK         10     .04 11.779  178.28   2.06    .00   6.00  68.56  68.24     $10,500       $64,979        $339,186       $33,919
OR        223    1.46 10.666  288.75   1.87    .00   6.00  69.06  68.91      $7,516      $223,801     $11,057,941       $49,587
PA      1,018    6.40 10.936  241.15   1.87    .00  16.00  72.93  72.80      $4,914      $256,587     $48,374,249       $47,519
RI         68     .57 10.536  239.49   2.03    .00  11.00  67.45  67.36     $15,000      $161,471      $4,291,604       $63,112
SC        231    1.50 11.373  210.44   2.32    .00  11.00  77.07  76.96      $7,299      $155,951     $11,353,697       $49,150
SD          7     .04 11.352  312.58    .69    .00   4.00  75.99  75.94     $15,000       $91,200        $311,944       $44,563
TN        217    1.28 10.776  229.54   1.67    .00  11.00  72.62  72.46      $5,200      $395,066      $9,690,120       $44,655
TX        120     .83 11.023  309.95   2.26    .00   8.00  75.49  75.31      $7,074      $200,207      $6,268,772       $52,240
UT        264    1.91 10.789  283.39   1.99    .00  11.00  71.45  71.20      $6,084      $497,744     $14,469,125       $54,807
VA        102     .72 10.827  270.73   2.58    .00  23.00  70.95  70.75      $7,156      $211,500      $5,476,751       $53,694
VT         25     .15 11.658  287.68   1.89    .00   7.00  65.87  65.78     $10,771       $77,885      $1,148,879       $45,955
WA        742    5.83 10.568  304.72   1.95    .00  21.00  71.24  71.04      $6,144      $380,000     $44,099,496       $59,433
WI        159     .91 10.896  274.45   1.78    .00  18.00  70.65  70.47      $5,859      $186,289      $6,870,166       $43,209
WV          2     .01 13.211  277.15   2.00   2.00   2.00  73.58  73.43     $41,066       $50,355         $91,421       $45,710
WY          5     .05  9.962  275.32   1.60   1.00   2.00  81.68  81.57     $29,957      $154,000        $382,629       $76,526
Unknown     1     .00 12.500  176.00   4.00   4.00   4.00  27.72  27.35     $18,053       $18,053         $18,053       $18,053
__________________________________________________________________________________________________________________________________
Total..14,110  100.00%10.798  264.22   2.10    .00  78.00  71.94  71.78      $3,149      $497,744    $756,028,231       $53,581
===================================================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                  PROPERTY-TYPE
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance
Single-family                   13,148  91.55   10.788 264.83   2.10    72.16         $500,000   $692,144,389.23
Deminimus PUD                       63    .49   11.296 249.52   1.61    73.70         $211,400     $3,713,291.98
Manufactured Housing                23    .13   10.516 248.32   1.05    73.57          $78,750       $966,125.21
Townhouses                          35    .23   10.865 240.48   1.84    70.99         $136,500     $1,732,741.87
Condominiums                        86    .55   10.687 250.89   2.06    69.14         $265,015     $4,126,745.64
2-4 Family                         746   6.98   10.895 259.69   2.12    69.12         $350,000    $52,758,302.87
Co-op                                5    .06   10.782 259.77   5.69    75.56         $109,900       $459,334.66
Leasehold                            4    .02   13.868 174.32   1.49    74.50          $71,000       $127,300.00
___________________________________________________________________________________________________________________
Total.....                      14,110 100.00%  10.798 264.22   2.10    71.94         $500,000   $756,028,231.46
===================================================================================================================

                                                    OCCUPANCY
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Owner Occ.                      13,498  95.26   10.793 265.03   2.11    72.15         $500,000   $720,226,636.09
Investor                           207   1.68   11.009 249.49   2.13    67.25         $320,000    $12,704,552.99
Vacation/Second Home                32    .33   10.919 207.27   2.87    68.13         $280,000     $2,510,713.76
Rental                             373   2.72   10.829 251.84   1.81    68.18         $292,000    $20,586,328.62
___________________________________________________________________________________________________________________
Total.....                      14,110 100.00%  10.798 264.22   2.10    71.94         $500,000   $756,028,231.46
===================================================================================================================

                                                  LOAN-PURPOSE
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Purchase                           682   8.12   10.867 261.70   2.69    79.01         $440,000    $61,371,303.14
Refinance/No ETO                 7,571  67.85   10.572 283.18   2.03    73.28         $500,000   $512,966,269.74
Refinance/ETO                    2,360   9.52   11.393 215.58   1.97    62.14         $296,902    $71,952,853.63
Facil Sale of REO                    1    .00   14.500  52.00   8.00   100.00           $7,000         $6,459.37
Home Improvement                    12    .03   12.104 215.09   3.37    63.68          $78,750       $259,416.74
Debt Consolidation               3,484  14.48   11.421 208.90   2.19    68.19         $230,000   $109,471,928.84
___________________________________________________________________________________________________________________
Total.....                      14,110 100.00%  10.798 264.22   2.10    71.94         $500,000   $756,028,231.46
===================================================================================================================

                                                     LIEN STATUS
________________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
     Lien Status                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

1                               10,050  85.25   10.623 278.07   2.04    71.84         $500,000   $644,513,081.47
2                                4,060  14.75   11.806 184.18   2.49    72.57         $240,000   $111,515,149.99
___________________________________________________________________________________________________________________
Total.....                      14,110 100.00%  10.798 264.22   2.10    71.94         $500,000   $756,028,231.46
===================================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                    BALLOON LOANS
________________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
BALLOON CODE                     Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

No                              12,722  84.81   10.742 279.97   2.00    71.43         $500,000   $641,215,187.33
Yes                              1,388  15.19   11.110 176.24   2.67    74.82         $490,458   $114,813,044.13
___________________________________________________________________________________________________________________
Total.....                      14,110 100.00%  10.798 264.22   2.10    71.94         $500,000   $756,028,231.46
===================================================================================================================

                                                LOAN RATING
______________________________________________________________________________________________________________


                                                         WA              WA      Max. Orig          Total
                                   #      %              Rem     WA      Orig       Loan            Current
     Loan Rating                  Loan   Pool      WAC   Term    Age     LTV       Amount           Balance

A                                2,053  14.51   10.064 261.01   2.28    71.60      $411,933    $109,689,198.87
B                                4,073  28.19   10.941 268.13   2.18    72.54      $395,066    $213,105,816.92
B+                               5,247  41.20   10.465 262.91   2.05    74.15      $490,458    $311,510,047.88
B-                               1,543   9.73   11.718 264.84   2.04    69.24      $500,000     $73,528,382.95
C                                1,194   6.37   12.579 261.76   1.81    59.92      $372,000     $48,194,784.84
______________________________________________________________________________________________________________
Total.....                      14,110 100.00%  10.798 264.22   2.10    71.94      $500,000    $756,028,231.46
==============================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

________________________________________________________________________________
     -  MONEY STORE HEL - MON6B
     -  Cut Off Date of Tape is  6/96
     -  ARM COLLATERAL
     -  $155,181,184.21
________________________________________________________________________________

Number of Mortgage Loans:                                   1,862

Product Type:                                    First Lien Loans

Index:                                                    VARIOUS

Aggregate Unpaid Principal Balance:               $155,181,184.21
Aggregate Original Principal Balance:             $155,444,859.16

Weighted Average Coupon (Gross):                           9.126%
Gross Coupon Range:                             6.000% -  13.500%

Weighted Average Margin (Gross):                           5.856%
Gross Margin Range:                             2.000% -  10.120%

Weighted Average Life Cap (Gross):                        15.253%
Gross Life Cap Range:                          10.250% -  30.500%

Weighted Average Life Floor (Gross):                       8.785%
Gross Life Floor Range:                         2.875% -  13.750%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $83,341.13
Average Original Principal Balance:                    $83,482.74

Maximum Unpaid Principal Balance:                     $449,741.09
Minimum Unpaid Principal Balance:                      $13,995.25

Maximum Original Principal Balance:                   $450,000.00
Minimum Original Principal Balance:                    $14,000.00

Weighted Avg. Rem. Term(to Mat Date/Bln Date):            357.137
Stated Rem Term Range:                         174.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             1.819
Age Range:                                       0.000 -   29.000

Weighted Average Original Term(to Mat Date/Bln Date):     358.956
Original Term Range:                           180.000 -  360.000

Weighted Average Original LTV:                             72.320
Original LTV Range:                            12.720% - 100.000%

Weighted Average Periodic Interest Cap:                    1.287%
Periodic Interest Cap Range:                    1.000% -   3.000%

Weighted Average Months to Interest Roll:                   4.980
Months to Interest Roll Range:                           1 -   12

________________________________________________________________________________

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                                  GROSS COUPON
__________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
             Gross                                           #      %              Rem     WA      Orig         Loan
             Coupon                                         Loan   Pool      WAC   Term    Age     LTV         Amount
 5.75% less than Gross Coupon less than or equal to  6.00%      1    .05    6.000 348.00  12.00   100.00          $85,000
 6.50% less than Gross Coupon less than or equal to  6.75%      1    .04    6.750 360.00    .00    80.06          $65,300
 6.75% less than Gross Coupon less than or equal to  7.00%     23   1.38    6.953 359.19    .81    74.75         $180,500
 7.00% less than Gross Coupon less than or equal to  7.25%     43   2.46    7.248 358.53   1.47    74.86         $208,000
 7.25% less than Gross Coupon less than or equal to  7.50%     21   1.34    7.482 358.63   1.37    74.95         $365,000
 7.50% less than Gross Coupon less than or equal to  7.75%    138   8.02    7.744 359.03    .97    74.37         $300,000
 7.75% less than Gross Coupon less than or equal to  8.00%     65   3.97    7.973 359.07    .93    74.55         $380,000
 8.00% less than Gross Coupon less than or equal to  8.25%    162   8.55    8.194 359.09    .91    74.18         $248,500
 8.25% less than Gross Coupon less than or equal to  8.50%     78   4.87    8.454 359.23    .77    73.22         $325,125
 8.50% less than Gross Coupon less than or equal to  8.75%    308  16.88    8.743 358.75   1.25    74.39         $450,000
 8.75% less than Gross Coupon less than or equal to  9.00%    119   6.50    8.951 358.20   1.80    74.39         $343,000
 9.00% less than Gross Coupon less than or equal to  9.25%    183   9.43    9.226 357.72   1.83    73.22         $424,000
 9.25% less than Gross Coupon less than or equal to  9.50%     91   5.00    9.453 357.99   2.01    70.71         $374,000
 9.50% less than Gross Coupon less than or equal to  9.75%    211   9.93    9.731 353.16   1.81    66.26         $375,000
 9.75% less than Gross Coupon less than or equal to 10.00%    117   5.62    9.937 352.62   2.34    66.93         $248,000
10.00% less than Gross Coupon less than or equal to 10.25%     43   2.37   10.194 356.70   3.30    74.08         $211,500
10.25% less than Gross Coupon less than or equal to 10.50%     47   2.80   10.435 356.26   3.74    73.68         $272,200
10.50% less than Gross Coupon less than or equal to 10.75%     31   1.72   10.684 356.91   3.09    71.64         $220,000
10.75% less than Gross Coupon less than or equal to 11.00%     40   2.25   10.948 350.53   2.60    68.65         $216,000
11.00% less than Gross Coupon less than or equal to 11.25%     20   1.21   11.139 354.90   5.10    76.66         $212,000
11.25% less than Gross Coupon less than or equal to 11.50%     31   1.54   11.443 354.40   5.60    74.35         $176,787
11.50% less than Gross Coupon less than or equal to 11.75%     19    .84   11.665 354.77   5.23    74.37         $240,000
11.75% less than Gross Coupon less than or equal to 12.00%     29   1.32   11.940 356.18   3.82    62.70         $180,000
12.00% less than Gross Coupon less than or equal to 12.25%     12    .48   12.157 358.38   1.62    63.84         $107,000
12.25% less than Gross Coupon less than or equal to 12.50%     12    .51   12.421 342.25   5.11    68.39         $115,000
12.50% less than Gross Coupon less than or equal to 12.75%      5    .33   12.633 356.33   3.67    64.52         $155,000
12.75% less than Gross Coupon less than or equal to 13.00%      5    .17   12.933 355.92   4.08    67.97          $93,750
13.00% less than Gross Coupon less than or equal to 13.25%      2    .11   13.089 358.63   1.37    69.79          $93,350
13.25% less than Gross Coupon less than or equal to 13.50%      5    .29   13.464 355.65   4.35    54.54         $209,957
_________________________________________________________________________________________________________________________
Total.....                                                  1,862 100.00%   9.126 357.14   1.82    72.32         $450,000
=========================================================================================================================



                                                  GROSS COUPON
________________________________________________________________________________


                                                                 Total
             Gross                                              Current
             Coupon                                             Balance

 5.75% less than Gross Coupon less than or equal to  6.00%        $84,672.76
 6.50% less than Gross Coupon less than or equal to  6.75%        $65,300.00
 6.75% less than Gross Coupon less than or equal to  7.00%     $2,141,969.37
 7.00% less than Gross Coupon less than or equal to  7.25%     $3,820,031.80
 7.25% less than Gross Coupon less than or equal to  7.50%     $2,080,447.91
 7.50% less than Gross Coupon less than or equal to  7.75%    $12,439,000.15
 7.75% less than Gross Coupon less than or equal to  8.00%     $6,160,385.70
 8.00% less than Gross Coupon less than or equal to  8.25%    $13,270,523.43
 8.25% less than Gross Coupon less than or equal to  8.50%     $7,561,543.49
 8.50% less than Gross Coupon less than or equal to  8.75%    $26,200,310.03
 8.75% less than Gross Coupon less than or equal to  9.00%    $10,082,401.74
 9.00% less than Gross Coupon less than or equal to  9.25%    $14,638,965.43
 9.25% less than Gross Coupon less than or equal to  9.50%     $7,761,593.92
 9.50% less than Gross Coupon less than or equal to  9.75%    $15,412,163.76
 9.75% less than Gross Coupon less than or equal to 10.00%     $8,721,049.44
10.00% less than Gross Coupon less than or equal to 10.25%     $3,680,182.92
10.25% less than Gross Coupon less than or equal to 10.50%     $4,341,788.45
10.50% less than Gross Coupon less than or equal to 10.75%     $2,673,175.38
10.75% less than Gross Coupon less than or equal to 11.00%     $3,493,568.75
11.00% less than Gross Coupon less than or equal to 11.25%     $1,870,217.70
11.25% less than Gross Coupon less than or equal to 11.50%     $2,386,530.36
11.50% less than Gross Coupon less than or equal to 11.75%     $1,305,268.60
11.75% less than Gross Coupon less than or equal to 12.00%     $2,052,234.41
12.00% less than Gross Coupon less than or equal to 12.25%       $747,616.47
12.25% less than Gross Coupon less than or equal to 12.50%       $797,090.23
12.50% less than Gross Coupon less than or equal to 12.75%       $509,926.23
12.75% less than Gross Coupon less than or equal to 13.00%       $265,876.77
13.00% less than Gross Coupon less than or equal to 13.25%       $172,064.59
13.25% less than Gross Coupon less than or equal to 13.50%       $445,284.42
____________________________________________________________________________
Total.....                                                   $155,181,184.21
============================================================================

                                                ORIGINAL MATURITY
                                 (Balloons to Balloon Date, Non-Balloons to Orig Date)
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
            Original                                         #      %              Rem     WA      Orig         Loan
            Maturity                                        Loan   Pool      WAC   Term    Age     LTV         Amount

170 less than Original Maturity less than or equal to  180      9    .56   10.026 175.81   4.19    64.57         $375,000
230 less than Original Maturity less than or equal to  240      1    .03   12.300 237.00   3.00    65.00          $39,000
350 less than Original Maturity less than or equal to  360  1,852  99.41    9.120 358.19   1.81    72.37         $450,000
_________________________________________________________________________________________________________________________
Total.....                                                  1,862 100.00%   9.126 357.14   1.82    72.32         $450,000
=========================================================================================================================


                                                ORIGINAL MATURITY
                                 (Balloons to Balloon Date, Non-Balloons to Orig Date)
________________________________________________________________________________________


                                                                  Total
            Original                                             Current
            Maturity                                             Balance

170 less than Original Maturity less than or equal to  180        $874,270.12
230 less than Original Maturity less than or equal to  240         $38,962.14
350 less than Original Maturity less than or equal to  360    $154,267,951.95
_____________________________________________________________________________
Total.....                                                    $155,181,184.21
=============================================================================

                                                 REMAINING TERM
                                  (Balloons to Balloon Date, Non-Balloons to Orig Date)
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
                                                             #      %              Rem     WA      Orig         Loan
         Remaining Term                                     Loan   Pool      WAC   Term    Age     LTV         Amount

168 less than Rem Term less than or equal to 180                9    .56   10.026 175.81   4.19    64.57         $375,000
228 less than Rem Term less than or equal to 240                1    .03   12.300 237.00   3.00    65.00          $39,000
324 less than Rem Term less than or equal to 336                1    .04    8.950 331.00  29.00    65.00          $59,150
336 less than Rem Term less than or equal to 348               37   1.96   10.287 345.52  14.48    81.01         $207,000
348 less than Rem Term less than or equal to 360            1,814  97.41    9.097 358.46   1.54    72.19         $450,000
_________________________________________________________________________________________________________________________
Total.....                                                  1,862 100.00%   9.126 357.14   1.82    72.32         $450,000
=========================================================================================================================



                                                 REMAINING TERM
                                  (Balloons to Balloon Date, Non-Balloons to Orig Date)
__________________________________________________________________________________________


                                                                Total
                                                               Current
         Remaining Term                                        Balance

168 less than Rem Term less than or equal to 180                $874,270.12
228 less than Rem Term less than or equal to 240                 $38,962.14
324 less than Rem Term less than or equal to 336                 $57,749.96
336 less than Rem Term less than or equal to 348              $3,044,349.88
348 less than Rem Term less than or equal to 360            $151,165,852.11
___________________________________________________________________________
Total.....                                                  $155,181,184.21
===========================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
                                                             #      %              Rem     WA      Orig         Loan
       Age of Loan                                          Loan   Pool      WAC   Term    Age     LTV         Amount

  0 less than Age less than or equal to  12                 1,836  98.50    9.108 357.33   1.61    72.22         $450,000
 12 less than Age less than or equal to  24                    25   1.46   10.346 344.67  15.33    79.47         $207,000
 24 less than Age less than or equal to  36                     1    .04    8.950 331.00  29.00    65.00          $59,150
_________________________________________________________________________________________________________________________
Total.....                                                  1,862 100.00%   9.126 357.14   1.82    72.32         $450,000
=========================================================================================================================


                                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
________________________________________________________________________________


                                                                  Total
                                                                 Current
       Age of Loan                                               Balance

  0 less than Age less than or equal to  12                   $152,851,665.13
 12 less than Age less than or equal to  24                     $2,271,769.12
 24 less than Age less than or equal to  36                        $57,749.96
_____________________________________________________________________________
Total.....                                                    $155,181,184.21
=============================================================================

                                                ORIGINATION YEAR
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
  Year of                         #      %              Rem     WA      Orig         Loan           Current
Origination                      Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

   1993                              1    .04    8.950 331.00  29.00    65.00          $59,150        $57,749.96
   1994                              8    .55    8.832 345.07  14.93    75.55         $171,600       $849,544.67
   1995                            176  10.07   10.368 348.87   6.82    77.10         $408,000    $15,628,070.30
   1996                          1,677  89.34    8.988 358.15   1.16    71.76         $450,000   $138,645,819.28
___________________________________________________________________________________________________________________
Total.....                       1,862 100.00%   9.126 357.14   1.82    72.32         $450,000   $155,181,184.21
===================================================================================================================

                                                LAST PAYMENT DATE (Assumed)
___________________________________________________________________________________________________________________


  Last                                                   WA              WA        Max. Orig         Total
   Pay                            #      %              Rem     WA      Orig         Loan           Current
  Date                           Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

06/01/96                         1,862 100.00    9.126 357.14   1.82    72.32         $450,000   $155,181,184.21
___________________________________________________________________________________________________________________
Total.....                       1,862 100.00%   9.126 357.14   1.82    72.32         $450,000   $155,181,184.21
===================================================================================================================

                                               ORIGINAL LTV RANGE
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
               LTV                                           #      %              Rem     WA      Orig         Loan
              RANGE                                         Loan   Pool      WAC   Term    Age     LTV         Amount

  0.000 less than LTV less than or equal to  50.000           139   5.10    9.559 357.25   1.48    40.81         $221,000
 50.000 less than LTV less than or equal to  55.000            46   1.97    9.549 347.61   1.42    52.33         $200,000
 55.000 less than LTV less than or equal to  60.000            84   3.82    9.556 358.59   1.41    57.80         $240,000
 60.000 less than LTV less than or equal to  65.000           259  11.86    9.674 357.42   1.67    63.73         $450,000
 65.000 less than LTV less than or equal to  70.000           213  10.77    9.279 357.54   1.56    68.18         $343,000
 70.000 less than LTV less than or equal to  75.000           349  20.66    9.198 355.58   1.72    73.71         $375,000
 75.000 less than LTV less than or equal to  80.000           588  35.43    8.757 358.44   1.56    79.19         $424,000
 80.000 less than LTV less than or equal to  85.000           126   7.02    8.681 357.64   2.36    81.10         $235,200
 85.000 less than LTV less than or equal to  90.000            28   1.57    9.941 352.84   7.16    88.32         $216,900
 90.000 less than LTV less than or equal to  95.000            11    .47    9.600 353.04   6.96    91.45         $142,000
 95.000 less than LTV less than or equal to 100.000            19   1.33    9.408 354.24   5.76    97.92         $408,000
_________________________________________________________________________________________________________________________
Total.....                                                  1,862 100.00%   9.126 357.14   1.82    72.32         $450,000
=========================================================================================================================


                                               ORIGINAL LTV RANGE
____________________________________________________________________


                                                                 Total
               LTV                                              Current
              RANGE                                             Balance
  0.000 less than LTV less than or equal to  50.000            $7,914,303.72
 50.000 less than LTV less than or equal to  55.000            $3,054,514.83
 55.000 less than LTV less than or equal to  60.000            $5,935,066.25
 60.000 less than LTV less than or equal to  65.000           $18,399,537.50
 65.000 less than LTV less than or equal to  70.000           $16,710,311.45
 70.000 less than LTV less than or equal to  75.000           $32,064,268.49
 75.000 less than LTV less than or equal to  80.000           $54,982,133.65
 80.000 less than LTV less than or equal to  85.000           $10,890,928.97
 85.000 less than LTV less than or equal to  90.000            $2,431,271.30
 90.000 less than LTV less than or equal to  95.000              $733,060.71
 95.000 less than LTV less than or equal to 100.000            $2,065,787.34
____________________________________________________________________________
Total.....                                                   $155,181,184.21
============================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                GROSS MARGIN
_____________________________________________________________________________________________________________________


                                                                                    WA              WA      Max. Orig
             Gross                                           #      %              Rem     WA      Orig       Loan
             Margin                                         Loan   Pool      WAC   Term    Age     LTV       Amount
 1.75% less than Gross Margin less than or equal to  2.00%      1    .03    7.750 356.00   4.00    70.00       $53,200
 2.75% less than Gross Margin less than or equal to  3.00%      3    .16    8.852 357.63   2.37    82.49      $155,000
 3.00% less than Gross Margin less than or equal to  3.25%      2    .17    8.918 341.00  19.00    70.90      $171,600
 3.25% less than Gross Margin less than or equal to  3.50%      2    .30    9.154 358.00   2.00    95.55      $408,000
 3.75% less than Gross Margin less than or equal to  4.00%      2    .34    9.186 358.61   1.39    73.66      $374,000
 4.00% less than Gross Margin less than or equal to  4.25%      1    .04    8.950 331.00  29.00    65.00       $59,150
 4.25% less than Gross Margin less than or equal to  4.50%      6    .39    8.710 350.67   9.33    75.69      $159,750
 4.50% less than Gross Margin less than or equal to  4.75%      8    .55    9.332 352.05   7.95    74.23      $203,000
 4.75% less than Gross Margin less than or equal to  5.00%     86   5.46    8.033 358.78   1.22    75.31      $388,000
 5.00% less than Gross Margin less than or equal to  5.25%    198  12.07    8.457 358.79   1.21    75.10      $365,000
 5.25% less than Gross Margin less than or equal to  5.50%    437  24.33    8.753 358.30   1.45    75.07      $450,000
 5.50% less than Gross Margin less than or equal to  5.75%    277  14.39    9.247 358.50   1.20    73.49      $371,000
 5.75% less than Gross Margin less than or equal to  6.00%    393  19.40    9.299 356.94   2.23    68.98      $238,000
 6.00% less than Gross Margin less than or equal to  7.00%    310  15.61    9.508 354.97   2.25    69.10      $424,000
 7.00% less than Gross Margin less than or equal to  8.00%    103   5.47   10.658 352.55   2.33    68.48      $189,800
 8.00% less than Gross Margin less than or equal to  9.00%     29   1.10   12.005 351.47   2.63    65.42      $220,000
 9.00% less than Gross Margin less than or equal to 10.00%      3    .16   13.171 358.74   1.26    68.28       $93,350
10.00% less than Gross Margin less than or equal to 11.00%      1    .03   10.120 356.00   4.00    68.49       $50,000
______________________________________________________________________________________________________________________
Total.....                                                  1,862 100.00%   9.126 357.14   1.82    72.32      $450,000
======================================================================================================================


                                                GROSS MARGIN
_______________________________________________________________________________


                                                                   Total
             Gross                                                Current
             Margin                                               Balance
 1.75% less than Gross Margin less than or equal to  2.00%         $53,048.31
 2.75% less than Gross Margin less than or equal to  3.00%        $243,053.80
 3.00% less than Gross Margin less than or equal to  3.25%        $259,603.61
 3.25% less than Gross Margin less than or equal to  3.50%        $464,151.78
 3.75% less than Gross Margin less than or equal to  4.00%        $534,778.70
 4.00% less than Gross Margin less than or equal to  4.25%         $57,749.96
 4.25% less than Gross Margin less than or equal to  4.50%        $607,206.63
 4.50% less than Gross Margin less than or equal to  4.75%        $856,777.04
 4.75% less than Gross Margin less than or equal to  5.00%      $8,478,697.01
 5.00% less than Gross Margin less than or equal to  5.25%     $18,737,867.22
 5.25% less than Gross Margin less than or equal to  5.50%     $37,749,023.61
 5.50% less than Gross Margin less than or equal to  5.75%     $22,323,195.74
 5.75% less than Gross Margin less than or equal to  6.00%     $30,103,425.88
 6.00% less than Gross Margin less than or equal to  7.00%     $24,218,615.05
 7.00% less than Gross Margin less than or equal to  8.00%      $8,486,639.37
 8.00% less than Gross Margin less than or equal to  9.00%      $1,706,723.18
 9.00% less than Gross Margin less than or equal to 10.00%        $250,714.59
10.00% less than Gross Margin less than or equal to 11.00%         $49,912.73
_____________________________________________________________________________
Total.....                                                    $155,181,184.21
=============================================================================

                                               Gross Life Cap
_____________________________________________________________________________________________________________________


                                                                                    WA              WA      Max. Orig
             Gross                                           #      %              Rem     WA      Orig       Loan
            Life Cap                                        Loan   Pool      WAC   Term    Age     LTV       Amount
10.00% less than Gross Life Cap less than or equal to 10.25     1    .04    8.250 359.00   1.00    71.79       $56,000
10.75% less than Gross Life Cap less than or equal to 11.00     1    .03    8.000 360.00    .00    74.90       $41,200
11.00% less than Gross Life Cap less than or equal to 11.25     4    .21    8.565 343.00  17.00    76.29      $148,000
11.25% less than Gross Life Cap less than or equal to 11.50     1    .06    9.500 360.00    .00    80.00       $96,000
11.75% less than Gross Life Cap less than or equal to 12.00     1    .10    8.750 358.00   2.00    86.11      $155,000
12.50% less than Gross Life Cap less than or equal to 12.75     1    .04    6.750 360.00    .00    80.06       $65,300
12.75% less than Gross Life Cap less than or equal to 13.00     5    .39    7.153 355.78   4.22    77.74      $157,500
13.00% less than Gross Life Cap less than or equal to 13.25     9    .64    7.449 356.81   3.19    78.29      $203,000
13.25% less than Gross Life Cap less than or equal to 13.50    14   1.05    7.708 357.42   2.58    76.17      $365,000
13.50% less than Gross Life Cap less than or equal to 13.75    63   4.07    7.774 358.87   1.13    74.60      $300,000
13.75% less than Gross Life Cap less than or equal to 14.00    83   4.91    7.876 358.57   1.43    74.41      $380,000
14.00% less than Gross Life Cap less than or equal to 14.25   154   8.23    7.985 359.03    .97    75.23      $208,000
14.25% less than Gross Life Cap less than or equal to 14.50    87   5.30    8.416 358.91   1.09    73.49      $325,125
14.50% less than Gross Life Cap less than or equal to 14.75   351  19.46    8.556 358.69   1.31    75.06      $450,000
14.75% less than Gross Life Cap less than or equal to 15.00   126   6.62    9.052 357.63   2.37    75.72      $343,000
15.00% less than Gross Life Cap less than or equal to 15.25   219  11.15    9.094 358.11   1.51    72.38      $424,000
15.25% less than Gross Life Cap less than or equal to 15.50    78   4.11    9.471 358.10   1.90    70.11      $300,000
15.50% less than Gross Life Cap less than or equal to 15.75   237  10.82    9.587 353.79   1.60    66.69      $408,000
15.75% less than Gross Life Cap less than or equal to 16.00   113   5.56    9.935 353.17   1.74    67.45      $248,000
16.00% less than Gross Life Cap less than or equal to 16.25    39   2.11   10.018 357.09   2.91    72.07      $189,800
16.25% less than Gross Life Cap less than or equal to 16.50    50   2.91   10.261 357.36   2.64    71.20      $272,200
16.50% less than Gross Life Cap less than or equal to 16.75    40   2.54   10.503 356.58   3.42    70.90      $220,000
16.75% less than Gross Life Cap less than or equal to 17.00    46   2.69   10.576 350.72   3.53    69.53      $207,000
17.00% less than Gross Life Cap less than or equal to 17.25    20   1.14   10.523 357.63   2.37    73.09      $211,500
17.25% less than Gross Life Cap less than or equal to 17.50    31   1.76   11.150 356.77   3.23    71.19      $195,000
17.50% less than Gross Life Cap less than or equal to 17.75    18    .79   11.489 355.79   4.21    71.23      $240,000
17.75% less than Gross Life Cap less than or equal to 18.00    26   1.29   11.830 357.05   2.95    63.86      $180,000
18.00% less than Gross Life Cap less than or equal to 18.25    11    .41   12.061 358.13   1.87    62.38       $95,000
18.25% less than Gross Life Cap less than or equal to 18.50    12    .48   12.142 344.88   1.73    67.03      $120,250
18.50% less than Gross Life Cap less than or equal to 18.75     4    .27   12.670 357.31   2.69    66.13      $155,000
18.75% less than Gross Life Cap less than or equal to 19.00     6    .24   12.679 352.55   7.45    67.65      $115,000
19.00% less than Gross Life Cap less than or equal to 19.25     2    .11   13.089 358.63   1.37    69.79       $93,350
19.25% less than Gross Life Cap less than or equal to 19.50     2    .06   12.965 350.23   9.77    52.91       $60,000
19.50% less than Gross Life Cap less than or equal to 19.75     1    .04   12.750 354.00   6.00    65.00       $65,000
20.25% less than Gross Life Cap less than or equal to 20.50     2    .18   13.458 356.11   3.89    50.65      $209,957
23.00% less than Gross Life Cap less than or equal to 24.00     1    .08    8.875 360.00    .00    75.00      $123,750
                 Gross Life Cap greater than 25.00              3    .11   11.521 359.41    .59    77.78       $66,400
______________________________________________________________________________________________________________________
Total.....                                                  1,862 100.00%   9.126 357.14   1.82    72.32      $450,000
======================================================================================================================




                                               Gross Life Cap
_________________________________________________________________________________


                                                                    Total
             Gross                                                 Current
            Life Cap                                               Balance
10.00% less than Gross Life Cap less than or equal to 10.25         $55,964.29
10.75% less than Gross Life Cap less than or equal to 11.00         $41,200.00
11.00% less than Gross Life Cap less than or equal to 11.25        $323,706.63
11.25% less than Gross Life Cap less than or equal to 11.50         $96,000.00
11.75% less than Gross Life Cap less than or equal to 12.00        $151,956.46
12.50% less than Gross Life Cap less than or equal to 12.75         $65,300.00
12.75% less than Gross Life Cap less than or equal to 13.00        $599,895.69
13.00% less than Gross Life Cap less than or equal to 13.25        $989,894.06
13.25% less than Gross Life Cap less than or equal to 13.50      $1,631,722.67
13.50% less than Gross Life Cap less than or equal to 13.75      $6,318,937.56
13.75% less than Gross Life Cap less than or equal to 14.00      $7,614,455.65
14.00% less than Gross Life Cap less than or equal to 14.25     $12,763,892.13
14.25% less than Gross Life Cap less than or equal to 14.50      $8,224,956.44
14.50% less than Gross Life Cap less than or equal to 14.75     $30,202,861.37
14.75% less than Gross Life Cap less than or equal to 15.00     $10,265,824.47
15.00% less than Gross Life Cap less than or equal to 15.25     $17,300,062.00
15.25% less than Gross Life Cap less than or equal to 15.50      $6,384,630.01
15.50% less than Gross Life Cap less than or equal to 15.75     $16,796,098.33
15.75% less than Gross Life Cap less than or equal to 16.00      $8,623,223.08
16.00% less than Gross Life Cap less than or equal to 16.25      $3,274,071.80
16.25% less than Gross Life Cap less than or equal to 16.50      $4,515,420.42
16.50% less than Gross Life Cap less than or equal to 16.75      $3,946,481.25
16.75% less than Gross Life Cap less than or equal to 17.00      $4,175,346.80
17.00% less than Gross Life Cap less than or equal to 17.25      $1,770,686.19
17.25% less than Gross Life Cap less than or equal to 17.50      $2,730,449.89
17.50% less than Gross Life Cap less than or equal to 17.75      $1,226,080.50
17.75% less than Gross Life Cap less than or equal to 18.00      $1,994,510.52
18.00% less than Gross Life Cap less than or equal to 18.25        $639,722.27
18.25% less than Gross Life Cap less than or equal to 18.50        $752,283.29
18.50% less than Gross Life Cap less than or equal to 18.75        $419,981.52
18.75% less than Gross Life Cap less than or equal to 19.00        $379,412.83
19.00% less than Gross Life Cap less than or equal to 19.25        $172,064.59
19.25% less than Gross Life Cap less than or equal to 19.50         $91,600.37
19.50% less than Gross Life Cap less than or equal to 19.75         $64,936.10
20.25% less than Gross Life Cap less than or equal to 20.50        $284,222.87
23.00% less than Gross Life Cap less than or equal to 24.00        $123,750.00
                 Gross Life Cap greater than 25.00                 $169,582.16
______________________________________________________________________________
Total.....                                                     $155,181,184.21
==============================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                              Gross Life Floor
_____________________________________________________________________________________________________________________


                                                                                    WA              WA      Max. Orig
             Gross                                           #      %              Rem     WA      Orig       Loan
           Life Floor                                       Loan   Pool      WAC   Term    Age     LTV       Amount
 2.50% less than Life Floor less than or equal to  3.00%        1    .10    8.750 358.00   2.00    86.11      $155,000
 3.00% less than Life Floor less than or equal to  3.50%        1    .06    9.000 341.00  19.00    61.27       $91,000
 3.50% less than Life Floor less than or equal to  4.00%        1    .08    9.990 359.00   1.00    76.97      $127,000
 4.00% less than Life Floor less than or equal to  4.25%        1    .04    8.950 331.00  29.00    65.00       $59,150
 4.75% less than Life Floor less than or equal to  5.00%        2    .32    8.838 359.00   1.00    78.94      $388,000
 5.00% less than Life Floor less than or equal to  5.25%       17    .97    9.347 354.01   5.99    77.99      $216,000
 5.25% less than Life Floor less than or equal to  5.50%       15   1.03    9.613 352.27   1.78    76.61      $224,000
 5.50% less than Life Floor less than or equal to  5.75%       13    .77   10.065 356.60   3.40    73.55      $300,000
 5.75% less than Life Floor less than or equal to  6.00%       10    .69   10.494 353.14   6.86    74.77      $207,000
 6.00% less than Life Floor less than or equal to  6.25%        1    .04    9.950 358.00   2.00    49.91       $57,400
 6.25% less than Life Floor less than or equal to  6.50%       11    .66   10.776 355.39   4.61    74.41      $240,000
 6.50% less than Life Floor less than or equal to  6.75%        9    .67    9.438 357.72   2.28    75.05      $424,000
 6.75% less than Life Floor less than or equal to  7.00%       35   1.87    7.431 357.98   2.02    74.31      $180,500
 7.00% less than Life Floor less than or equal to  7.25%       52   3.07    7.738 358.23   1.77    75.05      $208,000
 7.25% less than Life Floor less than or equal to  7.50%       34   2.20    8.549 351.56   2.73    75.83      $365,000
 7.50% less than Life Floor less than or equal to  7.75%      165   9.42    7.934 358.49   1.51    75.59      $300,000
 7.75% less than Life Floor less than or equal to  8.00%       78   4.38    8.337 357.76   2.24    75.68      $380,000
 8.00% less than Life Floor less than or equal to  8.25%      169   8.94    8.303 358.97   1.03    74.42      $374,000
 8.25% less than Life Floor less than or equal to  8.50%       81   4.90    8.622 358.93   1.07    73.74      $325,125
 8.50% less than Life Floor less than or equal to  8.75%      298  16.11    8.833 358.82   1.18    73.78      $450,000
 8.75% less than Life Floor less than or equal to  9.00%      113   6.04    9.050 357.24   1.69    74.42      $343,000
 9.00% less than Life Floor less than or equal to  9.25%      169   8.25    9.340 357.87   1.61    72.36      $254,000
 9.25% less than Life Floor less than or equal to  9.50%       83   4.37    9.518 358.12   1.88    70.71      $247,749
 9.50% less than Life Floor less than or equal to  9.75%      185   8.34    9.753 352.42   1.60    64.11      $375,000
 9.75% less than Life Floor less than or equal to 10.00%       95   4.64   10.025 356.22   1.70    66.17      $248,000
10.00% less than Life Floor less than or equal to 10.25%       29   1.67    9.990 357.71   2.29    71.40      $189,800
10.25% less than Life Floor less than or equal to 10.50%       32   1.82   10.469 357.33   2.67    69.08      $272,200
10.50% less than Life Floor less than or equal to 10.75%       24   1.64   10.496 356.64   3.36    73.39      $212,000
10.75% less than Life Floor less than or equal to 11.00%       32   1.92   10.860 349.00   2.94    66.94      $202,500
11.00% less than Life Floor less than or equal to 11.25%       14    .70   10.517 357.77   2.23    73.27      $211,500
11.25% less than Life Floor less than or equal to 11.50%       25   1.44   11.204 356.87   3.13    71.49      $195,000
11.50% less than Life Floor less than or equal to 11.75%       13    .42   11.311 357.77   2.23    60.96      $130,000
11.75% less than Life Floor less than or equal to 12.00%       22    .97   11.844 357.69   2.31    62.05      $180,000
12.00% less than Life Floor less than or equal to 12.25%       10    .38   12.121 357.60   2.40    60.90       $95,000
12.25% less than Life Floor less than or equal to 12.50%        7    .35   12.190 355.18   4.82    67.58      $120,250
12.50% less than Life Floor less than or equal to 12.75%        4    .27   12.670 357.31   2.69    66.13      $155,000
12.75% less than Life Floor less than or equal to 13.00%        6    .24   12.655 356.84   3.16    67.08      $113,100
13.00% less than Life Floor less than or equal to 13.25%        2    .11   13.089 358.63   1.37    69.79       $93,350
13.25% less than Life Floor less than or equal to 13.50%        2    .07   13.356 354.98   5.02    65.00       $78,650
13.50% less than Life Floor less than or equal to 13.75%        1    .04   12.750 354.00   6.00    65.00       $65,000
______________________________________________________________________________________________________________________
Total.....                                                  1,862 100.00%   9.126 357.14   1.82    72.32      $450,000
======================================================================================================================


                                              Gross Life Floor
_______________________________________________________________________________


                                                                  Total
             Gross                                               Current
           Life Floor                                            Balance
 2.50% less than Life Floor less than or equal to  3.00%         $151,956.46
 3.00% less than Life Floor less than or equal to  3.50%          $89,913.91
 3.50% less than Life Floor less than or equal to  4.00%         $126,886.93
 4.00% less than Life Floor less than or equal to  4.25%          $57,749.96
 4.75% less than Life Floor less than or equal to  5.00%         $492,625.00
 5.00% less than Life Floor less than or equal to  5.25%       $1,499,595.61
 5.25% less than Life Floor less than or equal to  5.50%       $1,596,330.68
 5.50% less than Life Floor less than or equal to  5.75%       $1,194,374.73
 5.75% less than Life Floor less than or equal to  6.00%       $1,071,167.86
 6.00% less than Life Floor less than or equal to  6.25%          $57,374.33
 6.25% less than Life Floor less than or equal to  6.50%       $1,030,245.31
 6.50% less than Life Floor less than or equal to  6.75%       $1,037,378.23
 6.75% less than Life Floor less than or equal to  7.00%       $2,898,053.54
 7.00% less than Life Floor less than or equal to  7.25%       $4,767,106.80
 7.25% less than Life Floor less than or equal to  7.50%       $3,407,352.56
 7.50% less than Life Floor less than or equal to  7.75%      $14,621,865.62
 7.75% less than Life Floor less than or equal to  8.00%       $6,792,280.40
 8.00% less than Life Floor less than or equal to  8.25%      $13,878,445.69
 8.25% less than Life Floor less than or equal to  8.50%       $7,609,745.91
 8.50% less than Life Floor less than or equal to  8.75%      $25,001,082.84
 8.75% less than Life Floor less than or equal to  9.00%       $9,369,418.88
 9.00% less than Life Floor less than or equal to  9.25%      $12,801,565.36
 9.25% less than Life Floor less than or equal to  9.50%       $6,785,977.77
 9.50% less than Life Floor less than or equal to  9.75%      $12,946,267.33
 9.75% less than Life Floor less than or equal to 10.00%       $7,201,235.85
10.00% less than Life Floor less than or equal to 10.25%       $2,599,236.82
10.25% less than Life Floor less than or equal to 10.50%       $2,821,532.44
10.50% less than Life Floor less than or equal to 10.75%       $2,548,239.95
10.75% less than Life Floor less than or equal to 11.00%       $2,977,789.66
11.00% less than Life Floor less than or equal to 11.25%       $1,092,701.05
11.25% less than Life Floor less than or equal to 11.50%       $2,229,031.91
11.50% less than Life Floor less than or equal to 11.75%         $657,813.60
11.75% less than Life Floor less than or equal to 12.00%       $1,502,543.35
12.00% less than Life Floor less than or equal to 12.25%         $584,436.34
12.25% less than Life Floor less than or equal to 12.50%         $535,527.73
12.50% less than Life Floor less than or equal to 12.75%         $419,981.52
12.75% less than Life Floor less than or equal to 13.00%         $378,976.77
13.00% less than Life Floor less than or equal to 13.25%         $172,064.59
13.25% less than Life Floor less than or equal to 13.50%         $110,374.82
13.50% less than Life Floor less than or equal to 13.75%          $64,936.10
____________________________________________________________________________
Total.....                                                   $155,181,184.21
============================================================================

                                       NEXT INTEREST ADJUSTMENT DATE
______________________________________________________________________________________________________________


     Next
   Interest                                              WA              WA      Max. Orig          Total
  Adjustment                      #      %              Rem     WA      Orig       Loan            Current
     Date                        Loan   Pool      WAC   Term    Age     LTV       Amount           Balance

   07/01/96                        139   6.89    9.201 352.88   5.72    74.18      $210,000     $10,690,643.28
   08/01/96                        157   7.93    8.844 355.38   2.67    71.04      $199,000     $12,304,167.86
   09/01/96                        244  13.33    8.945 357.14   2.05    73.33      $424,000     $20,680,896.66
   10/01/96                        273  15.20    9.336 356.90   2.28    73.41      $408,000     $23,582,473.99
   11/01/96                        411  22.59    9.215 358.38   1.35    71.89      $388,000     $35,057,871.77
   12/01/96                        410  22.39    9.044 357.18    .59    71.56      $380,000     $34,738,445.36
   01/01/97                          3    .25   10.149 355.00   5.00    76.43      $202,500        $390,711.58
   02/01/97                          4    .21   10.124 356.00   4.00    72.88      $109,900        $318,142.08
   03/01/97                         14    .81   10.736 354.73   5.27    72.33      $272,200      $1,255,355.86
   04/01/97                         41   2.45    9.129 358.00   2.00    70.81      $247,749      $3,808,106.34
   05/01/97                         64   3.54    9.044 358.75   1.25    73.31      $450,000      $5,486,021.43
   06/01/97                        102   4.43    8.966 360.00    .00    70.77      $227,500      $6,868,348.00
______________________________________________________________________________________________________________
Total.....                       1,862 100.00%   9.126 357.14   1.82    72.32      $450,000    $155,181,184.21
==============================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                           PERIODIC INTEREST CAP
______________________________________________________________________________________________________________


   Periodic                                              WA              WA      Max. Orig          Total
   Interest                       #      %              Rem     WA      Orig       Loan            Current
     Cap                         Loan   Pool      WAC   Term    Age     LTV       Amount           Balance

     1.00%                       1,280  70.55    9.288 356.77   1.75    72.10      $424,000    $109,479,958.45
     1.50%                          22   1.59    9.952 356.74   3.26    74.12      $408,000      $2,460,179.76
     2.00%                         559  27.77    8.665 358.08   1.92    72.76      $450,000     $43,097,113.19
     3.00%                           1    .09    9.750 358.00   2.00    79.55      $144,000        $143,932.81

* 3/3/1 loans have a periodic cap of 1% for the first two reset periods followed by a constant periodic cap of 2% per annum, the table above only represents the constant 2%.

______________________________________________________________________________________________________________
Total.....                       1,862 100.00%   9.126 357.14   1.82    72.32      $450,000    $155,181,184.21
==============================================================================================================

                                            ORIGINAL MORTGAGE AMOUNT
___________________________________________________________________________________________________________________________


                                                                                     WA              WA        Max. Orig
            Original                                           #      %             Rem     WA      Orig         Loan
          Mortgage Amt.                                       Loan   Pool     WAC   Term    Age     LTV         Amount
                     Balance less than or equal to    25,000     26    .37  10.070 358.91   1.09    55.11          $25,000
    25,000 less than Balance less than or equal to    50,000    426  10.91   9.377 356.74   1.68    65.45          $50,000
    50,000 less than Balance less than or equal to    75,000    563  22.71   9.133 357.90   1.83    71.13          $75,000
    75,000 less than Balance less than or equal to   100,000    383  21.61   9.129 357.91   1.64    72.50         $100,000
   100,000 less than Balance less than or equal to   150,000    303  23.16   9.065 356.77   2.02    74.63         $150,000
   150,000 less than Balance less than or equal to   203,150    103  11.42   8.993 358.04   1.96    74.51         $203,000
   203,150 less than Balance less than or equal to   250,000     38   5.44   9.374 357.95   2.05    74.93         $250,000
   250,000 less than Balance less than or equal to   300,000      6   1.07   9.052 358.64   1.36    71.53         $300,000
   300,000 less than Balance less than or equal to   350,000      5   1.04   8.519 359.60    .40    73.65         $343,000
   350,000 less than Balance less than or equal to   400,000      6   1.45   8.531 328.42   1.66    76.08         $388,000
   400,000 less than Balance less than or equal to   450,000      3    .82   8.965 358.02   1.98    79.53         $450,000
__________________________________________________________________________________________________________________________
Total.....                                                    1,862 100.00%  9.126 357.14   1.82    72.32         $450,000
==========================================================================================================================

                                            ORIGINAL MORTGAGE AMOUNT
__________________________________________________________________________________


                                                                    Total
            Original                                               Current
          Mortgage Amt.                                            Balance
                     Balance less than or equal to    25,000        $577,997.03
    25,000 less than Balance less than or equal to    50,000     $16,925,154.74
    50,000 less than Balance less than or equal to    75,000     $35,235,558.46
    75,000 less than Balance less than or equal to   100,000     $33,535,335.02
   100,000 less than Balance less than or equal to   150,000     $35,942,390.14
   150,000 less than Balance less than or equal to   203,150     $17,722,240.20
   203,150 less than Balance less than or equal to   250,000      $8,444,646.07
   250,000 less than Balance less than or equal to   300,000      $1,659,941.92
   300,000 less than Balance less than or equal to   350,000      $1,610,420.35
   350,000 less than Balance less than or equal to   400,000      $2,250,880.19
   400,000 less than Balance less than or equal to   450,000      $1,276,620.09
_______________________________________________________________________________
Total.....                                                      $155,181,184.21
===============================================================================

                                             CURRENT MORTGAGE AMOUNT
__________________________________________________________________________________________________________________________


                                                                                     WA              WA        Max. Orig
             Current                                           #      %             Rem     WA      Orig         Loan
          Mortgage Amt.                                       Loan   Pool     WAC   Term    Age     LTV         Amount
                     Balance less than or equal to    25,000     26    .37  10.070 358.91   1.09    55.11          $25,000
    25,000 less than Balance less than or equal to    50,000    430  11.04   9.378 356.68   1.76    65.52          $52,600
    50,000 less than Balance less than or equal to    75,000    561  22.67   9.133 357.91   1.82    71.19          $76,400
    75,000 less than Balance less than or equal to   100,000    383  21.64   9.131 357.91   1.65    72.48         $105,000
   100,000 less than Balance less than or equal to   150,000    301  23.04   9.060 356.80   1.98    74.59         $150,000
   150,000 less than Balance less than or equal to   200,000     99  10.90   8.998 358.10   1.90    74.50         $200,000
   200,000 less than Balance less than or equal to   250,000     42   5.96   9.331 357.84   2.16    74.91         $250,000
   250,000 less than Balance less than or equal to   300,000      6   1.07   9.052 358.64   1.36    71.53         $300,000
   300,000 less than Balance less than or equal to   350,000      5   1.04   8.519 359.60    .40    73.65         $343,000
   350,000 less than Balance less than or equal to   400,000      6   1.45   8.531 328.42   1.66    76.08         $388,000
   400,000 less than Balance less than or equal to   450,000      3    .82   8.965 358.02   1.98    79.53         $450,000
__________________________________________________________________________________________________________________________
Total.....                                                    1,862 100.00%  9.126 357.14   1.82    72.32         $450,000
==========================================================================================================================



                                             CURRENT MORTGAGE AMOUNT
______________________________________________________________________________


                                                                   Total
             Current                                              Current
          Mortgage Amt.                                           Balance
                     Balance less than or equal to    25,000       $577,997.03
    25,000 less than Balance less than or equal to    50,000    $17,124,284.64
    50,000 less than Balance less than or equal to    75,000    $35,176,823.70
    75,000 less than Balance less than or equal to   100,000    $33,583,217.76
   100,000 less than Balance less than or equal to   150,000    $35,754,112.26
   150,000 less than Balance less than or equal to   200,000    $16,912,726.67
   200,000 less than Balance less than or equal to   250,000     $9,254,159.60
   250,000 less than Balance less than or equal to   300,000     $1,659,941.92
   300,000 less than Balance less than or equal to   350,000     $1,610,420.35
   350,000 less than Balance less than or equal to   400,000     $2,250,880.19
   400,000 less than Balance less than or equal to   450,000     $1,276,620.09
______________________________________________________________________________
Total.....                                                     $155,181,184.21
==============================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                         GEOGRAPHIC DISTRIBUTION
__________________________________________________________________________________________________________________________________


                                                                  Calc.
                                WA                          WA     WA      Min. Curr    Max. Curr         Total          Avg.
          #      %             Rem     WA     MIN    MAX   Orig   Curr       Loan         Loan           Current         Curr
 State  Loans   Pool    WAC    Term    Age    AGE    AGE   LTV     LTV      Amount       Amount          Balance         Bal
AL          1     .04  9.250  343.00  17.00  17.00  17.00  79.07  77.88     $66,975       $66,975         $66,975       $66,975
AR          2     .08  9.296  355.37   4.63   3.00   6.00  76.55  76.34     $59,946       $71,742        $131,688       $65,844
AZ         24    1.54  9.076  329.27   2.57    .00   6.00  71.81  71.74     $35,600      $374,101      $2,391,439       $99,643
CA        118    9.26  8.959  358.19   1.81    .00  29.00  74.11  73.98     $20,000      $423,539     $14,362,658      $121,717
CO         33    2.12  9.034  358.83   1.17    .00   8.00  71.43  71.37     $33,400      $372,779      $3,295,126       $99,852
CT         31    2.02  9.285  353.94   1.28    .00   9.00  66.31  66.21     $49,977      $248,000      $3,137,044      $101,195
DC         12     .62  9.018  357.86   2.14    .00  11.00  69.49  69.44     $36,000      $140,000        $962,780       $80,232
DE          8     .42  8.191  359.23    .77    .00   5.00  76.04  75.90     $45,450      $114,479        $645,669       $80,709
FL         52    2.28  8.987  359.14    .86    .00  11.00  69.54  69.48     $25,000      $227,500      $3,535,564       $67,992
GA         34    1.41  9.053  358.00   2.00    .00   7.00  73.48  73.43     $16,500      $202,201      $2,183,782       $64,229
IA          3     .08  9.648  359.20    .80    .00   4.00  66.21  66.20     $24,982       $57,800        $124,782       $41,594
ID         25     .98  8.643  357.13   2.87    .00  17.00  76.47  75.94     $37,712       $91,957      $1,519,953       $60,798
IL        151    9.56  8.835  357.91   1.45    .00  17.00  72.90  72.83     $25,000      $449,741     $14,835,073       $98,246
IN         48    1.69  8.902  357.22   2.78    .00  13.00  76.08  75.87     $29,183      $156,000      $2,619,995       $54,583
KS         18     .63  9.135  358.45   1.55    .00   8.00  79.11  79.06     $13,995      $106,453        $978,176       $54,343
KY         18     .75  9.322  355.98   4.02   1.00  12.00  77.22  76.60     $26,796      $155,040      $1,168,830       $64,935
MA         51    3.00  9.611  358.37   1.63    .00   8.00  68.95  68.92     $25,000      $219,917      $4,650,869       $91,194
MD         36    2.27  9.290  358.19   1.81    .00  12.00  72.35  72.32     $26,312      $272,089      $3,518,046       $97,723
ME         34    1.41  9.347  358.93   1.07    .00   7.00  67.12  67.09     $28,500      $164,926      $2,182,552       $64,193
MI        168    7.19  9.478  355.54   1.81    .00  15.00  72.84  72.79     $25,000      $238,000     $11,160,107       $66,429
MN         37    1.94  9.122  358.13   1.87    .00   6.00  70.73  70.35     $28,000      $239,804      $3,017,468       $81,553
MO         51    2.44  9.094  357.91   2.09    .00  19.00  74.25  74.00     $19,988      $330,000      $3,790,161       $74,317
MS          3     .17  8.928  358.16   1.84   1.00   2.00  80.00  79.93     $39,977      $155,827        $256,571       $85,524
MT          1     .03 11.890  358.00   2.00   2.00   2.00  55.26  55.24     $41,988       $41,988         $41,988       $41,988
NC         22    1.21  9.376  356.59   3.41    .00  16.00  77.18  77.01     $23,891      $203,863      $1,872,071       $85,094
ND          2     .06  7.941  360.00    .00    .00    .00  64.80  64.80     $35,000       $63,920         $98,920       $49,460
NE          3     .10  8.380  360.00    .00    .00    .00  71.70  71.70     $25,300       $69,600        $155,350       $51,783
NH         14     .71  9.221  359.19    .81    .00   3.00  72.20  72.19     $26,800      $196,800      $1,105,942       $78,996
NJ         82    5.40  9.472  357.64   2.36    .00  15.00  69.33  69.26     $29,000      $232,000      $8,379,683      $102,191
NM         16    1.12  8.893  358.63   1.37    .00  14.00  68.28  67.79     $27,000      $371,000      $1,733,995      $108,375
NV         21    1.40  9.120  357.17   2.83    .00  12.00  75.46  75.38     $57,000      $183,181      $2,170,138      $103,340
NY        101    5.52  9.800  354.60   1.83    .00  11.00  64.53  64.47     $24,700      $248,500      $8,569,787       $84,849
OH        174    7.78  9.351  358.29   1.71    .00  13.00  75.07  74.90     $16,892      $244,000     $12,072,470       $69,382
OK          1     .02  7.250  360.00    .00    .00    .00  80.00  80.00     $26,400       $26,400         $26,400       $26,400
OR         74    3.63  8.359  358.54   1.46    .00   7.00  73.02  72.92     $31,260      $202,842      $5,626,060       $76,028
PA         90    4.38  9.188  358.34   1.66    .00  19.00  72.31  72.25     $19,500      $254,000      $6,801,725       $75,575
RI         10     .70  9.302  357.08   2.92    .00  11.00  77.27  77.17     $69,800      $202,883      $1,083,239      $108,324
SC          5     .18  8.426  357.92   2.08   1.00   3.00  76.05  75.92     $29,232      $107,800        $277,946       $55,589
SD          4     .11  8.636  358.54   1.46    .00   8.00  74.34  74.32     $24,729       $52,800        $171,729       $42,932
TN         12     .46  8.461  359.24    .76    .00   3.00  69.96  69.94     $36,731      $100,000        $718,343       $59,862
TX         10     .35  8.740  357.43   2.57    .00  13.00  69.63  69.54     $24,150       $96,000        $540,449       $54,045
UT         55    3.42  8.743  357.29   1.83    .00  13.00  73.29  73.02     $26,000      $403,340      $5,306,857       $96,488
VA         20    1.05  8.348  354.93   1.77    .00  14.00  71.96  71.90     $26,200      $180,500      $1,636,522       $81,826
VT         12     .57  8.767  359.06    .94    .00  10.00  70.22  70.19     $41,777      $145,902        $877,478       $73,123
WA        111    6.56  9.087  357.90   2.10    .00  17.00  73.25  73.17     $29,250      $304,795     $10,180,316       $91,715
WI         64    3.35  8.981  358.40   1.60    .00  12.00  75.32  75.24     $27,200      $343,000      $5,198,468       $81,226
__________________________________________________________________________________________________________________________________
Total.. 1,862  100.00% 9.126  357.14   1.82    .00  29.00  72.32  72.20     $13,995      $449,741    $155,181,184       $83,341
==================================================================================================================================

                                                  PROPERTY-TYPE
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Single-family                    1,765  93.75    9.113 357.21   1.84    72.41         $424,000   $145,483,298.09
Deminimus PUD                        8    .73    9.521 358.58   1.42    81.48         $408,000     $1,126,355.69
Manufactured Housing                 3    .18    8.914 359.83    .17    76.58         $140,892       $281,141.99
Townhouses                           1    .07    8.890 359.00   1.00    80.00         $114,000       $113,936.29
Condominiums                         6    .27    8.739 358.19   1.81    68.35         $197,300       $426,136.67
2-4 Family                          78   4.92    9.327 355.37   1.49    69.50         $450,000     $7,635,356.57
Other                                1    .07   10.990 358.00   2.00    58.00         $115,000       $114,958.91
___________________________________________________________________________________________________________________
Total.....                       1,862 100.00%   9.126 357.14   1.82    72.32         $450,000   $155,181,184.21
===================================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                    OCCUPANCY
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Owner Occ.                       1,812  97.12    9.113 357.13   1.80    72.49         $424,000   $150,717,283.35
Investor                            18   1.15    9.560 357.78   2.22    66.93         $300,000     $1,791,325.44
Vacation/Second Home                 4    .15    9.224 358.14   1.86    57.63          $87,500       $228,283.19
Rental                              28   1.58    9.600 357.15   2.85    67.04         $450,000     $2,444,292.23
___________________________________________________________________________________________________________________
Total.....                       1,862 100.00%   9.126 357.14   1.82    72.32         $450,000   $155,181,184.21
===================================================================================================================

                                                  LOAN-PURPOSE
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Purchase                           101   7.22    9.848 350.58   3.41    74.17         $424,000    $11,199,340.23
Refinance/No ETO                 1,522  84.07    9.036 357.62   1.69    73.27         $450,000   $130,459,543.53
Refinance/ETO                      117   4.18    9.233 357.62   1.55    58.88         $210,000     $6,484,258.45
Debt Consolidation                 122   4.54    9.557 358.10   1.90    64.20         $180,000     $7,038,042.00
___________________________________________________________________________________________________________________
Total.....                       1,862 100.00%   9.126 357.14   1.82    72.32         $450,000   $155,181,184.21
===================================================================================================================

                                                    BALLOON LOANS
________________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
BALLOON CODE                     Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

No                               1,858  99.60    9.122 357.87   1.81    72.35         $450,000   $154,560,358.65
Yes                                  4    .40   10.123 174.71   5.29    65.60         $375,000       $620,825.56
___________________________________________________________________________________________________________________
Total.....                       1,862 100.00%   9.126 357.14   1.82    72.32         $450,000   $155,181,184.21
===================================================================================================================

                                                LOAN RATING
______________________________________________________________________________________________________________


                                                         WA              WA      Max. Orig          Total
                                   #      %              Rem     WA      Orig       Loan            Current
     Loan Rating                  Loan   Pool      WAC   Term    Age     LTV       Amount           Balance

A                                  112   7.15    8.306 352.66   1.27    72.72      $388,000     $11,101,070.18
B                                  649  35.94    9.067 357.38   2.02    75.53      $424,000     $55,771,441.65
B+                                 354  21.53    8.659 358.23   1.77    74.22      $450,000     $33,416,294.57
B-                                 376  19.43    9.420 357.32   1.82    72.22      $371,000     $30,154,586.66
C                                  371  15.94    9.901 356.90   1.68    62.46      $238,000     $24,737,791.15
______________________________________________________________________________________________________________
Total.....                       1,862 100.00%   9.126 357.14   1.82    72.32      $450,000    $155,181,184.21
==============================================================================================================

                                                 ARM INDEX
___________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                   #      %              Rem     WA      Orig         Loan           Current
    Arm Index                     Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

1 MONTH LIBOR                        4    .20    9.480 346.97  13.03    73.06         $148,000       $317,094.58
12 MONTH LIBOR                     234  12.10    9.222 358.30   1.70    71.80         $450,000    $18,774,051.63
1M LIBOR (ADJ 3/3/1)               322  15.53    8.232 358.04   1.96    73.49         $248,500    $24,095,834.16
6 MONTH LIBOR                    1,302  72.17    9.301 356.78   1.78    72.15         $424,000   $111,994,203.84
___________________________________________________________________________________________________________________
Total.....                       1,862 100.00%   9.126 357.14   1.82    72.32         $450,000   $155,181,184.21
===================================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

________________________________________________________________________________

     -  MONEY STORE HEL - MON6B
     -  Cut Off Date of Tape is  6/96
     -  FIXED RATE HOME IMPROV. COLLATERAL
     -  $79,267,058.64
________________________________________________________________________________

Number of Mortgage Loans:                                   5,043

Product Type:                  First, Second and Third Lien Loans

Aggregate Unpaid Principal Balance:                $79,267,058.64
Aggregate Original Principal Balance:              $79,575,974.07

Weighted Average Gross Coupon:                            12.537%
Gross Coupon Range:                             5.650% -  18.990%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $15,718.23
Average Original Principal Balance:                    $15,779.49

Maximum Unpaid Principal Balance:                      $53,782.41
Minimum Unpaid Principal Balance:                       $1,570.00

Maximum Original Principal Balance:                    $54,147.00
Minimum Original Principal Balance:                     $1,570.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         196.510
Stated Rem Term Range:                          22.000 -  300.000

Weighted Average Age (First Pay thru Last Pay):             2.403
Age Range:                                       0.000 -   15.000

Weighted Average Original Term:                           198.912
Original Term Range:                            24.000 -  300.000

Weighted Average Original LTV:                             82.405  * excluding
                                                                     46 loans
Original LTV Range:                             0.100% - 125.000%    missing ltv

________________________________________________________________________________

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                  GROSS COUPON
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
             Gross                                           #      %              Rem     WA      Orig         Loan
             Coupon                                         Loan   Pool      WAC   Term    Age     LTV         Amount
 5.50% less than Gross Coupon less than or equal to  5.75%      1    .02    5.650 239.00   1.00    87.00          $13,183
 7.75% less than Gross Coupon less than or equal to  8.00%      1    .02    7.990 118.00   2.00    77.00          $15,500
 8.25% less than Gross Coupon less than or equal to  8.50%      1    .02    8.500 118.00   2.00    79.00          $17,975
 8.50% less than Gross Coupon less than or equal to  8.75%      1    .01    8.750 117.00   3.00    18.00          $10,900
 8.75% less than Gross Coupon less than or equal to  9.00%      2    .04    8.990 151.61   2.57    51.60          $16,700
 9.75% less than Gross Coupon less than or equal to 10.00%    146   3.06    9.989 206.75   1.69    82.53          $40,345
10.25% less than Gross Coupon less than or equal to 10.50%     26    .72   10.500 203.47   1.58    63.84          $45,738
10.50% less than Gross Coupon less than or equal to 10.75%      2    .07   10.750 237.44   2.56   102.89          $31,250
10.75% less than Gross Coupon less than or equal to 11.00%    464  11.61   10.990 212.02   2.27    82.56          $50,244
11.00% less than Gross Coupon less than or equal to 11.25%      4    .07   11.250 196.80   1.39    87.60          $25,000
11.25% less than Gross Coupon less than or equal to 11.50%    278   5.66   11.500 183.49   2.49    72.09          $50,000
11.50% less than Gross Coupon less than or equal to 11.75%     61    .88   11.750 162.72   2.67    66.01          $27,800
11.75% less than Gross Coupon less than or equal to 12.00%    989  20.74   11.990 201.58   2.34    80.78          $51,764
12.00% less than Gross Coupon less than or equal to 12.25%     66   1.15   12.250 193.21   2.14    75.29          $35,000
12.25% less than Gross Coupon less than or equal to 12.50%    239   4.55   12.498 185.04   2.40    74.87          $54,147
12.50% less than Gross Coupon less than or equal to 12.75%    122   2.51   12.750 212.20   2.82    78.95          $35,000
12.75% less than Gross Coupon less than or equal to 13.00%  1,551  27.75   12.990 188.54   2.50    81.12          $50,000
13.00% less than Gross Coupon less than or equal to 13.25%     67   1.32   13.249 195.38   2.11    83.90          $35,000
13.25% less than Gross Coupon less than or equal to 13.50%    135   2.58   13.481 189.89   2.49    83.27          $50,000
13.50% less than Gross Coupon less than or equal to 13.75%    188   3.51   13.746 191.43   2.15    92.86          $35,000
13.75% less than Gross Coupon less than or equal to 14.00%    392   8.12   13.991 204.72   2.52    88.31          $50,000
14.00% less than Gross Coupon less than or equal to 14.25%     26    .52   14.250 208.66   2.29   102.73          $25,796
14.25% less than Gross Coupon less than or equal to 14.50%     31    .74   14.498 208.91   2.19   100.36          $43,420
14.50% less than Gross Coupon less than or equal to 14.75%     12    .34   14.750 215.09   2.27    94.07          $47,000
14.75% less than Gross Coupon less than or equal to 15.00%    172   2.75   14.987 185.49   2.56    82.89          $49,895
15.00% less than Gross Coupon less than or equal to 15.25%     21    .55   15.249 233.39   2.44    96.20          $29,636
15.25% less than Gross Coupon less than or equal to 15.50%     14    .23   15.498 152.71   5.38    94.85          $25,000
15.75% less than Gross Coupon less than or equal to 16.00%     18    .32   15.970 180.42   3.86    81.59          $35,000
16.25% less than Gross Coupon less than or equal to 16.50%      1    .01   16.490 118.00   2.00    96.00           $5,128
16.75% less than Gross Coupon less than or equal to 17.00%      7    .07   16.933 124.91   5.81    93.19          $13,614
17.00% less than Gross Coupon less than or equal to 17.25%      1    .01   17.240 236.00   4.00   109.00           $9,938
17.75% less than Gross Coupon less than or equal to 18.00%      2    .02   17.938 114.84   5.16    88.21           $7,611
18.75% less than Gross Coupon less than or equal to 19.00%      2    .04   18.990 218.88   4.00   106.14          $24,856
_________________________________________________________________________________________________________________________
Total.....                                                  5,043 100.00%  12.537 196.51   2.40    81.66          $54,147
=========================================================================================================================




                                                  GROSS COUPON
_______________________________________________________________________________


                                                                 Total
             Gross                                              Current
             Coupon                                             Balance
 5.50% less than Gross Coupon less than or equal to  5.75%        $13,182.62
 7.75% less than Gross Coupon less than or equal to  8.00%        $15,410.42
 8.25% less than Gross Coupon less than or equal to  8.50%        $17,975.00
 8.50% less than Gross Coupon less than or equal to  8.75%        $10,661.15
 8.75% less than Gross Coupon less than or equal to  9.00%        $29,140.55
 9.75% less than Gross Coupon less than or equal to 10.00%     $2,429,031.42
10.25% less than Gross Coupon less than or equal to 10.50%       $567,895.54
10.50% less than Gross Coupon less than or equal to 10.75%        $56,013.03
10.75% less than Gross Coupon less than or equal to 11.00%     $9,199,050.03
11.00% less than Gross Coupon less than or equal to 11.25%        $56,682.93
11.25% less than Gross Coupon less than or equal to 11.50%     $4,489,072.50
11.50% less than Gross Coupon less than or equal to 11.75%       $693,872.00
11.75% less than Gross Coupon less than or equal to 12.00%    $16,441,341.76
12.00% less than Gross Coupon less than or equal to 12.25%       $915,097.74
12.25% less than Gross Coupon less than or equal to 12.50%     $3,606,803.58
12.50% less than Gross Coupon less than or equal to 12.75%     $1,985,674.97
12.75% less than Gross Coupon less than or equal to 13.00%    $21,995,659.85
13.00% less than Gross Coupon less than or equal to 13.25%     $1,043,582.72
13.25% less than Gross Coupon less than or equal to 13.50%     $2,044,934.39
13.50% less than Gross Coupon less than or equal to 13.75%     $2,783,888.81
13.75% less than Gross Coupon less than or equal to 14.00%     $6,438,314.23
14.00% less than Gross Coupon less than or equal to 14.25%       $411,725.19
14.25% less than Gross Coupon less than or equal to 14.50%       $587,358.44
14.50% less than Gross Coupon less than or equal to 14.75%       $271,682.51
14.75% less than Gross Coupon less than or equal to 15.00%     $2,177,065.27
15.00% less than Gross Coupon less than or equal to 15.25%       $438,593.43
15.25% less than Gross Coupon less than or equal to 15.50%       $181,995.21
15.75% less than Gross Coupon less than or equal to 16.00%       $250,405.00
16.25% less than Gross Coupon less than or equal to 16.50%         $5,128.00
16.75% less than Gross Coupon less than or equal to 17.00%        $52,073.56
17.00% less than Gross Coupon less than or equal to 17.25%         $9,876.35
17.75% less than Gross Coupon less than or equal to 18.00%        $13,088.86
18.75% less than Gross Coupon less than or equal to 19.00%        $34,781.58
____________________________________________________________________________
Total.....                                                    $79,267,058.64
============================================================================

                                                ORIGINAL MATURITY
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
            Original                                         #      %              Rem     WA      Orig         Loan
            Maturity                                        Loan   Pool      WAC   Term    Age     LTV         Amount

20  less than Original Maturity less than or equal to  30       4    .02   12.256  22.17   1.83    47.45           $5,750
30  less than Original Maturity less than or equal to  40      30    .15   12.550  33.65   2.35    54.27           $9,493
40  less than Original Maturity less than or equal to  50      29    .19   12.502  45.00   3.00    73.58          $18,129
50  less than Original Maturity less than or equal to  60     274   2.31   12.717  57.42   2.56    69.19          $21,000
70  less than Original Maturity less than or equal to  80      38    .31   12.670  69.64   2.36    74.80          $16,930
80  less than Original Maturity less than or equal to  90     173   1.73   12.562  81.60   2.40    71.38          $29,591
90  less than Original Maturity less than or equal to  100     72    .76   12.705  93.83   2.17    69.70          $20,300
100 less than Original Maturity less than or equal to  110      7    .08   12.420 105.73   2.27    70.61          $17,362
110 less than Original Maturity less than or equal to  120    999  12.84   12.545 117.51   2.47    73.74          $40,128
130 less than Original Maturity less than or equal to  140      5    .06   13.734 129.36   2.64    79.69          $14,166
140 less than Original Maturity less than or equal to  150     41    .60   12.688 141.56   2.65    76.12          $22,000
150 less than Original Maturity less than or equal to  160      2    .04   12.990 152.00   4.00    58.89          $18,000
160 less than Original Maturity less than or equal to  170      1    .02   11.990 167.00   1.00    95.00          $13,484
170 less than Original Maturity less than or equal to  180  1,524  29.37   12.529 177.56   2.44    80.26          $51,225
190 less than Original Maturity less than or equal to  200      2    .03   12.597 190.00   2.00    86.70          $17,000
210 less than Original Maturity less than or equal to  220      1    .02   13.990 214.00   2.00    28.00          $18,600
230 less than Original Maturity less than or equal to  240  1,740  48.25   12.611 237.58   2.42    85.81          $54,147
290 less than Original Maturity less than or equal to  300    101   3.22   11.234 298.58   1.42    85.73          $42,645
_________________________________________________________________________________________________________________________
Total.....                                                  5,043 100.00%  12.537 196.51   2.40    81.66          $54,147
=========================================================================================================================



                                                ORIGINAL MATURITY
_____________________________________________________________________________


                                                                 Total
            Original                                            Current
            Maturity                                            Balance
20  less than Original Maturity less than or equal to  30         $15,470.37
30  less than Original Maturity less than or equal to  40        $120,861.66
40  less than Original Maturity less than or equal to  50        $153,833.96
50  less than Original Maturity less than or equal to  60      $1,828,180.73
70  less than Original Maturity less than or equal to  80        $242,981.40
80  less than Original Maturity less than or equal to  90      $1,369,307.52
90  less than Original Maturity less than or equal to  100       $601,856.05
100 less than Original Maturity less than or equal to  110        $64,265.54
110 less than Original Maturity less than or equal to  120    $10,174,954.36
130 less than Original Maturity less than or equal to  140        $51,080.17
140 less than Original Maturity less than or equal to  150       $471,905.50
150 less than Original Maturity less than or equal to  160        $29,035.77
160 less than Original Maturity less than or equal to  170        $13,484.00
170 less than Original Maturity less than or equal to  180    $23,284,258.60
190 less than Original Maturity less than or equal to  200        $24,877.24
210 less than Original Maturity less than or equal to  220        $18,599.10
230 less than Original Maturity less than or equal to  240    $38,246,037.47
290 less than Original Maturity less than or equal to  300     $2,556,069.20
___________________________________________________________
Total.....                                                    $79,267,058.64
===================================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                 REMAINING TERM
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
                                                             #      %              Rem     WA      Orig         Loan
         Remaining Term                                     Loan   Pool      WAC   Term    Age     LTV         Amount
 12 less than Rem Term less than or equal to  24                4    .02   12.256  22.17   1.83    47.45           $5,750
 24 less than Rem Term less than or equal to  36               30    .15   12.550  33.65   2.35    54.27           $9,493
 36 less than Rem Term less than or equal to  48               29    .19   12.502  45.00   3.00    73.58          $18,129
 48 less than Rem Term less than or equal to  60              274   2.31   12.717  57.42   2.56    69.19          $21,000
 60 less than Rem Term less than or equal to  72               38    .31   12.670  69.64   2.36    74.80          $16,930
 72 less than Rem Term less than or equal to  84              173   1.73   12.562  81.60   2.40    71.38          $29,591
 84 less than Rem Term less than or equal to  96               72    .76   12.705  93.83   2.17    69.70          $20,300
 96 less than Rem Term less than or equal to 108                7    .08   12.420 105.73   2.27    70.61          $17,362
108 less than Rem Term less than or equal to 120              999  12.84   12.545 117.51   2.47    73.74          $40,128
120 less than Rem Term less than or equal to 132                5    .06   13.734 129.36   2.64    79.69          $14,166
132 less than Rem Term less than or equal to 144               39    .58   12.708 141.32   2.68    75.61          $22,000
144 less than Rem Term less than or equal to 156                4    .06   12.682 150.75   3.12    70.19          $18,000
156 less than Rem Term less than or equal to 168                1    .02   11.990 167.00   1.00    95.00          $13,484
168 less than Rem Term less than or equal to 180            1,524  29.37   12.529 177.56   2.44    80.26          $51,225
180 less than Rem Term less than or equal to 192                2    .03   12.597 190.00   2.00    86.70          $17,000
204 less than Rem Term less than or equal to 216                1    .02   13.990 214.00   2.00    28.00          $18,600
216 less than Rem Term less than or equal to 228                1    .02   12.990 225.00  15.00   105.00          $14,810
228 less than Rem Term less than or equal to 240            1,739  48.23   12.611 237.58   2.42    85.80          $54,147
288 less than Rem Term less than or equal to 300              101   3.22   11.234 298.58   1.42    85.73          $42,645
_________________________________________________________________________________________________________________________
Total.....                                                  5,043 100.00%  12.537 196.51   2.40    81.66          $54,147
=========================================================================================================================




                                                 REMAINING TERM
_____________________________________________________________________________


                                                               Total
                                                              Current
         Remaining Term                                       Balance
 12 less than Rem Term less than or equal to  24                $15,470.37
 24 less than Rem Term less than or equal to  36               $120,861.66
 36 less than Rem Term less than or equal to  48               $153,833.96
 48 less than Rem Term less than or equal to  60             $1,828,180.73
 60 less than Rem Term less than or equal to  72               $242,981.40
 72 less than Rem Term less than or equal to  84             $1,369,307.52
 84 less than Rem Term less than or equal to  96               $601,856.05
 96 less than Rem Term less than or equal to 108                $64,265.54
108 less than Rem Term less than or equal to 120            $10,174,954.36
120 less than Rem Term less than or equal to 132                $51,080.17
132 less than Rem Term less than or equal to 144               $455,890.56
144 less than Rem Term less than or equal to 156                $45,050.71
156 less than Rem Term less than or equal to 168                $13,484.00
168 less than Rem Term less than or equal to 180            $23,284,258.60
180 less than Rem Term less than or equal to 192                $24,877.24
204 less than Rem Term less than or equal to 216                $18,599.10
216 less than Rem Term less than or equal to 228                $14,810.10
228 less than Rem Term less than or equal to 240            $38,231,227.37
288 less than Rem Term less than or equal to 300             $2,556,069.20
__________________________________________________________________________
Total.....                                                  $79,267,058.64
==========================================================================

                                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
                                                             #      %              Rem     WA      Orig         Loan
       Age of Loan                                          Loan   Pool      WAC   Term    Age     LTV         Amount
  0 less than Age less than or equal to  12                 5,042  99.98   12.537 196.50   2.40    81.66          $54,147
 12 less than Age less than or equal to  24                     1    .02   12.990 225.00  15.00   105.00          $14,810
_________________________________________________________________________________________________________________________
Total.....                                                  5,043 100.00%  12.537 196.51   2.40    81.66          $54,147
=========================================================================================================================



                                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
_________________________________________________________________________________


                                                                  Total
                                                                 Current
       Age of Loan                                               Balance
  0 less than Age less than or equal to  12                    $79,252,248.54
 12 less than Age less than or equal to  24                        $14,810.10
_____________________________________________________________________________
Total.....                                                     $79,267,058.64
=============================================================================

                                                ORIGINATION YEAR
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
  Year of                         #      %              Rem     WA      Orig         Loan           Current
Origination                      Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

   1995                            190   3.26   13.629 179.75   5.44    82.10          $38,000     $2,587,829.07
   1996                          4,853  96.74   12.501 197.08   2.30    81.65          $54,147    $76,679,229.57
___________________________________________________________________________________________________________________
Total.....                       5,043 100.00%  12.537 196.51   2.40    81.66          $54,147    $79,267,058.64
===================================================================================================================

                                                LAST PAYMENT DATE (Assumed)
___________________________________________________________________________________________________________________


  Last                                                   WA              WA        Max. Orig         Total
   Pay                            #      %              Rem     WA      Orig         Loan           Current
  Date                           Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

06/01/96                         5,043 100.00   12.537 196.51   2.40    81.66          $54,147    $79,267,058.64
___________________________________________________________________________________________________________________
Total.....                       5,043 100.00%  12.537 196.51   2.40    81.66          $54,147    $79,267,058.64
===================================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                               ORIGINAL LTV RANGE
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
               LTV                                           #      %              Rem     WA      Orig         Loan
              RANGE                                         Loan   Pool      WAC   Term    Age     LTV         Amount
                  LTV =    0.000                               46    .90   12.686 201.62   2.76      .00          $35,239
  0.000 less than LTV less than or equal to  50.000           721  11.58   12.435 170.81   2.51    29.10          $51,764
 50.000 less than LTV less than or equal to  55.000            99   1.73   12.462 185.28   2.47    53.16          $42,645
 55.000 less than LTV less than or equal to  60.000           107   2.05   12.292 191.60   2.38    58.26          $38,500
 60.000 less than LTV less than or equal to  65.000           126   2.30   12.432 184.43   2.12    62.93          $40,459
 65.000 less than LTV less than or equal to  70.000           146   2.61   12.406 186.91   2.09    68.14          $50,000
 70.000 less than LTV less than or equal to  75.000           287   5.72   12.378 195.34   2.52    73.26          $51,225
 75.000 less than LTV less than or equal to  80.000           371   7.73   12.298 197.50   2.31    78.16          $50,244
 80.000 less than LTV less than or equal to  85.000           433   8.49   12.485 195.65   2.41    82.90          $51,695
 85.000 less than LTV less than or equal to  90.000           557  11.87   12.434 203.09   2.43    88.11          $50,000
 90.000 less than LTV less than or equal to  95.000           692  13.83   12.404 198.07   2.38    93.09          $54,147
 95.000 less than LTV less than or equal to 100.000           838  16.81   12.517 199.85   2.30    98.19          $40,000
100.000 less than LTV less than or equal to 120.000           569  13.05   13.149 211.24   2.50   108.81          $50,000
120.000 less than LTV less than or equal to 150.000            51   1.33   13.217 221.63   2.49   123.12          $37,987
_________________________________________________________________________________________________________________________
Total.....                                                  5,043 100.00%  12.537 196.51   2.40    81.66          $54,147
=========================================================================================================================

                                               ORIGINAL LTV RANGE
______________________________________________________________________________


                                                                 Total
               LTV                                              Current
              RANGE                                             Balance
                  LTV =    0.000                                 $713,387.16
  0.000 less than LTV less than or equal to  50.000            $9,177,821.71
 50.000 less than LTV less than or equal to  55.000            $1,370,336.11
 55.000 less than LTV less than or equal to  60.000            $1,622,123.09
 60.000 less than LTV less than or equal to  65.000            $1,820,997.44
 65.000 less than LTV less than or equal to  70.000            $2,069,361.93
 70.000 less than LTV less than or equal to  75.000            $4,532,258.37
 75.000 less than LTV less than or equal to  80.000            $6,124,098.41
 80.000 less than LTV less than or equal to  85.000            $6,733,716.29
 85.000 less than LTV less than or equal to  90.000            $9,409,509.13
 90.000 less than LTV less than or equal to  95.000           $10,962,473.63
 95.000 less than LTV less than or equal to 100.000           $13,328,252.50
100.000 less than LTV less than or equal to 120.000           $10,345,267.47
120.000 less than LTV less than or equal to 150.000            $1,057,455.40
____________________________________________________________________________
Total.....                                                    $79,267,058.64
============================================================================

                                            ORIGINAL MORTGAGE AMOUNT
_________________________________________________________________________________________________________________________


                                                                                     WA              WA        Max. Orig
            Original                                           #      %             Rem     WA      Orig         Loan
          Mortgage Amt.                                       Loan   Pool     WAC   Term    Age     LTV         Amount
                     Balance less than or equal to    25,000  4,514  78.56  12.677 186.92   2.41    81.50          $25,000
    25,000 less than Balance less than or equal to    50,000    523  21.06  12.031 231.92   2.35    82.66          $50,000
    50,000 less than Balance less than or equal to    75,000      6    .39  11.839 217.61   2.69    60.31          $54,147
__________________________________________________________________________________________________________________________
Total.....                                                    5,043 100.00% 12.537 196.51   2.40    81.66          $54,147
==========================================================================================================================



                                            ORIGINAL MORTGAGE AMOUNT
_________________________________________________________________________________


                                                                    Total
            Original                                               Current
          Mortgage Amt.                                            Balance
                     Balance less than or equal to    25,000     $62,268,313.17
    25,000 less than Balance less than or equal to    50,000     $16,689,924.93
    50,000 less than Balance less than or equal to    75,000        $308,820.54
_______________________________________________________________________________
Total.....                                                       $79,267,058.64
===============================================================================

                                             CURRENT MORTGAGE AMOUNT
__________________________________________________________________________________________________________________________


                                                                                     WA              WA        Max. Orig
             Current                                           #      %             Rem     WA      Orig         Loan
          Mortgage Amt.                                       Loan   Pool     WAC   Term    Age     LTV         Amount
                     Balance less than or equal to    25,000  4,517  78.65  12.674 186.90   2.41    81.51          $25,109
    25,000 less than Balance less than or equal to    50,000    520  20.96  12.038 232.16   2.35    82.64          $50,000
    50,000 less than Balance less than or equal to    75,000      6    .39  11.839 217.61   2.69    60.31          $54,147
__________________________________________________________________________________________________________________________
Total.....                                                    5,043 100.00% 12.537 196.51   2.40    81.66          $54,147
==========================================================================================================================


                                             CURRENT MORTGAGE AMOUNT
_______________________________________________________________________________


                                                                    Total
             Current                                               Current
          Mortgage Amt.                                            Balance
                     Balance less than or equal to    25,000     $62,343,186.27
    25,000 less than Balance less than or equal to    50,000     $16,615,051.83
    50,000 less than Balance less than or equal to    75,000        $308,820.54
_______________________________________________________________________________
Total.....                                                       $79,267,058.64
===============================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                         GEOGRAPHIC DISTRIBUTION
_________________________________________________________________________________________________________________________________


                                                                  Calc.
                                WA                          WA     WA     Min. Curr      Max. Curr         Total         Avg.
          #      %             Rem     WA     MIN    MAX   Orig   Curr      Loan           Loan           Current        Curr
 State  Loans   Pool    WAC    Term    Age    AGE    AGE   LTV     LTV     Amount         Amount          Balance        Bal
AK          1     .03 11.750  236.00   4.00   4.00   4.00  91.00  90.84       $24,957         $24,957         $24,957      $24,957
AR         81    1.21 11.760  172.33   2.32   1.00   7.00  62.24  62.03        $4,000         $33,200        $956,490      $11,809
AZ        291    6.18 12.039  204.89   2.38    .00   6.00  88.13  87.93        $2,832         $50,230      $4,897,150      $16,829
CA      1,282   30.28 12.521  219.27   2.38    .00  15.00  89.84  89.57        $2,881         $53,782     $24,002,297      $18,723
CO        129    2.10 12.804  184.48   2.15    .00   5.00  82.90  82.70        $3,170         $35,000      $1,666,461      $12,918
CT         15     .30 12.948  197.90   2.10   1.00   4.00  76.95  76.58        $7,482         $30,000        $235,626      $15,708
DE         15     .18 13.129  128.10   3.79   1.00   8.00  82.65  81.64        $2,420         $18,451        $139,606       $9,307
FL        230    4.16 12.856  183.39   2.64    .00   8.00  87.31  86.84        $3,353         $35,159      $3,296,153      $14,331
GA        259    4.82 12.918  180.61   2.34    .00   5.00  77.91  77.73        $2,887         $35,000      $3,823,924      $14,764
IA         21     .25 12.811  150.09   2.07   1.00   3.00  57.04  56.91        $5,369         $14,465        $198,655       $9,460
ID         35     .64 12.540  203.41   2.06    .00   4.00  62.17  62.08        $4,400         $28,550        $503,500      $14,386
IL        199    3.91 12.971  191.45   2.07    .00   5.00  82.23  82.06        $2,205         $50,000      $3,101,505      $15,585
IN         34     .57 12.481  175.46   2.39   1.00   5.00  79.51  79.21        $2,319         $35,000        $454,545      $13,369
KS         17     .30 12.179  183.21   1.94   1.00   3.00  82.44  82.32        $3,507         $48,257        $241,057      $14,180
KY         11     .11 14.043  108.28   1.95    .00   3.00  79.45  79.22        $2,622         $11,160         $83,581       $7,598
MA         13     .31 13.021  195.47   1.55   1.00   3.00  91.26  91.13        $7,819         $50,000        $245,339      $18,872
MD         58     .93 12.972  176.48   2.10   1.00   4.00  94.99  94.74        $2,978         $25,000        $740,844      $12,773
ME          9     .16 13.525  181.02   2.01   1.00   3.00  80.86  80.75        $4,913         $33,400        $129,245      $14,361
MI         54     .77 13.319  163.64   1.82   1.00   5.00  81.14  80.90        $2,565         $34,952        $606,457      $11,231
MN         61    1.14 12.488  200.41   2.02   1.00   4.00  80.99  80.70        $5,296         $35,000        $900,541      $14,763
MO         59     .96 12.988  187.64   2.01   1.00   5.00  77.20  76.98        $2,680         $29,000        $763,146      $12,935
MS        196    3.26 12.585  169.19   3.61    .00   8.00  64.27  63.74        $2,500         $35,100      $2,585,830      $13,193
MT          1     .02 11.990  238.00   2.00   2.00   2.00  57.00  56.95       $16,584         $16,584         $16,584      $16,584
NC         62    1.15 13.039  184.40   2.92   1.00   7.00  77.11  76.73        $4,259         $33,839        $913,261      $14,730
NE          1     .01 12.990   59.00   1.00   1.00   1.00    .00    .00        $7,300          $7,300          $7,300       $7,300
NH          4     .06 13.265  158.67   1.81   1.00   2.00  80.89  80.89        $2,850         $25,000         $43,662      $10,916
NJ        231    4.94 12.772  185.61   2.41   1.00   8.00  76.93  76.63        $2,909         $50,000      $3,915,147      $16,949
NM         42     .87 12.872  218.82   2.07    .00   4.00  83.05  82.82        $4,959         $34,000        $687,470      $16,368
NV        200    4.70 11.766  214.89   2.37    .00   8.00  88.31  87.99        $2,975         $51,695      $3,722,760      $18,614
NY        169    4.14 12.693  206.03   2.53   1.00   7.00  78.87  78.57        $3,107         $49,992      $3,285,585      $19,441
OH        146    2.20 13.184  174.96   2.18   1.00   7.00  83.82  83.60        $2,155         $34,983      $1,744,393      $11,948
OK          7     .11 11.687  177.90   2.00   2.00   2.00  68.65  68.51        $6,438         $24,963         $83,723      $11,960
OR         52     .96 12.200  203.84   2.30   1.00   7.00  62.10  61.83        $1,882         $35,570        $764,757      $14,707
PA        174    2.66 12.738  170.16   2.27   1.00   6.00  71.02  70.75        $1,570         $34,980      $2,106,329      $12,105
RI          1     .01 12.990  177.00   3.00   3.00   3.00  86.60  86.03       $10,927         $10,927         $10,927      $10,927
SC         31     .53 12.730  191.39   2.37   1.00   4.00  71.83  71.64        $2,800         $40,125        $419,462      $13,531
SD          1     .01 12.990  117.00   3.00   3.00   3.00  16.00  15.87        $7,731          $7,731          $7,731       $7,731
TN         93    1.85 12.868  190.19   2.37   1.00   7.00  76.52  76.32        $2,694         $44,053      $1,464,844      $15,751
TX        499    8.34 11.928  154.95   2.49    .00   7.00  69.75  69.42        $2,433         $49,548      $6,610,710      $13,248
UT         35     .66 12.353  206.37   2.81   1.00   4.00  69.33  69.06        $4,667         $51,764        $523,428      $14,955
VA         19     .42 13.028  171.67   2.39   1.00   4.00  93.06  92.50        $5,036         $37,000        $329,901      $17,363
VT          1     .03 10.990  118.00   2.00   2.00   2.00  82.00  82.00       $21,404         $21,404         $21,404      $21,404
WA        179    3.34 12.654  212.67   2.35    .00   7.00  71.93  71.71        $3,015         $38,500      $2,644,647      $14,775
WI         13     .28 12.898  207.41   2.25    .00   3.00  80.71  80.59        $7,271         $30,000        $219,814      $16,909
WV         10     .15 13.704  176.43   2.81   2.00   5.00  61.19  60.91        $2,469         $27,999        $115,392      $11,539
WY          2     .01 12.444  118.00   2.00   2.00   2.00  80.33  77.97        $4,952          $5,967         $10,919       $5,459
__________________________________________________________________________________________________________________________________
Total.. 5,043  100.00%12.537  196.51   2.40    .00  15.00  81.66  81.39      $1,570           $53,782     $79,267,059      $15,718
==================================================================================================================================

                                                  PROPERTY-TYPE
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Single-family                    4,984  99.08   12.536 196.68   2.39    81.92          $54,147    $78,540,785.06
Deminimus PUD                        1    .01   12.990  59.00   1.00   100.80           $5,500         $5,500.00
Manufactured Housing                 2    .02   11.913 147.26   2.00    49.72           $8,980        $13,188.59
2-4 Family                          19    .36   12.701 197.97   3.05    21.29          $34,689       $289,300.03
Co-op                               37    .53   12.679 166.54   4.64    76.59          $35,000       $418,284.96
___________________________________________________________________________________________________________________
Total.....                       5,043 100.00%  12.537 196.51   2.40    81.66          $54,147    $79,267,058.64
===================================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                    OCCUPANCY
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Owner Occ.                       5,027  99.79   12.533 196.62   2.40    81.65          $54,147    $79,096,942.98
Vacation/Second Home                16    .21   14.743 144.91   5.29    87.22          $19,818       $170,115.66
___________________________________________________________________________________________________________________
Total.....                       5,043 100.00%  12.537 196.51   2.40    81.66          $54,147    $79,267,058.64
===================================================================================================================

                                                  LOAN-PURPOSE
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Home Improvement                 5,043 100.00   12.537 196.51   2.40    81.66          $54,147    $79,267,058.64
___________________________________________________________________________________________________________________
Total.....                       5,043 100.00%  12.537 196.51   2.40    81.66          $54,147    $79,267,058.64
===================================================================================================================

                                                     LIEN STATUS
________________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
     Lien Status                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

1                                   36    .77   13.031 204.37   2.56    87.00          $50,000       $610,122.30
2                                4,992  99.03   12.529 196.55   2.39    81.61          $54,147    $78,494,303.01
3                                   15    .21   14.812 147.80   5.44    86.91          $19,818       $162,633.33
___________________________________________________________________________________________________________________
Total.....                       5,043 100.00%  12.537 196.51   2.40    81.66          $54,147    $79,267,058.64
===================================================================================================================

                                                LOAN RATING
______________________________________________________________________________________________________________


                                                         WA              WA      Max. Orig          Total
                                  #      %              Rem     WA      Orig       Loan            Current
     Loan Rating                Loan   Pool      WAC   Term    Age     LTV       Amount           Balance

A                                2,007  39.73   12.046 197.41   2.41    80.72       $54,147     $31,496,050.59
B                                1,207  23.29   13.115 194.43   2.52    81.40       $50,230     $18,460,401.89
B+                               1,729  34.91   12.702 196.44   2.30    83.36       $50,000     $27,671,863.43
B-                                  75   1.51   12.682 201.84   2.45    72.18       $40,224      $1,196,082.38
C                                   25    .56   12.818 208.65   3.18    79.20       $51,764        $442,660.35
______________________________________________________________________________________________________________
Total.....                       5,043 100.00%  12.537 196.51   2.40    81.66       $54,147     $79,267,058.64
==============================================================================================================

                                                FHA INSURED
___________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                   #      %              Rem     WA      Orig         Loan           Current
     FHA Insured                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Yes                              1,775  33.86   13.281 195.69   2.39    89.05          $50,000    $26,841,837.76
No                               3,268  66.14   12.157 196.93   2.41    77.88          $54,147    $52,425,220.88
___________________________________________________________________________________________________________________
Total.....                       5,043 100.00%  12.537 196.51   2.40    81.66          $54,147    $79,267,058.64
===================================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

________________________________________________________________________________

     -  MONEY STORE HEL - MON6B
     -  Cut Off Date of Tape is  6/96
     -  FIXED RATE MULTI-FAMILY COLLATERAL
     -  $18,409,819.09
________________________________________________________________________________

Number of Mortgage Loans:                                     107

Product Type:                                    First Lien Loans

Aggregate Unpaid Principal Balance:                $18,409,819.09
Aggregate Original Principal Balance:              $18,453,350.43

Weighted Average Gross Coupon:                            11.650%
Gross Coupon Range:                             9.990% -  14.990%
________________________________________________________________________________

Average Unpaid Principal Balance:                     $172,054.38
Average Original Principal Balance:                   $172,461.22

Maximum Unpaid Principal Balance:                     $846,805.27
Minimum Unpaid Principal Balance:                      $51,136.55

Maximum Original Principal Balance:                   $850,000.00
Minimum Original Principal Balance:                    $51,220.00

Weighted Avg. Stated Rem. Term(to Mat Date/Bln Date):     311.341
Stated Rem Term Range:                         117.000 -  359.000

Weighted Average Age (First Pay thru Last Pay):             3.483
Age Range:                                       1.000 -   17.000

Weighted Average Original Term(to Mat Date/Bln Date):     314.824
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             60.237
Original LTV Range:                            38.000% - 100.000%

________________________________________________________________________________

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                                  GROSS COUPON
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
             Gross                                           #      %              Rem     WA      Orig         Loan
             Coupon                                         Loan   Pool      WAC   Term    Age     LTV         Amount
 9.75% less than Gross Coupon less than or equal to 10.00%      1    .73    9.990 179.00   1.00    63.00         $135,200
10.00% less than Gross Coupon less than or equal to 10.25%      1   1.66   10.120 358.00   2.00    56.00         $305,000
10.25% less than Gross Coupon less than or equal to 10.50%      2   1.82   10.290 357.67   2.33    58.95         $225,300
10.50% less than Gross Coupon less than or equal to 10.75%      5   6.52   10.681 357.44   2.56    58.65         $383,500
10.75% less than Gross Coupon less than or equal to 11.00%     15  19.60   10.979 311.86   3.44    59.86         $850,000
11.00% less than Gross Coupon less than or equal to 11.25%      6   8.96   11.169 297.89   3.93    52.05         $660,000
11.25% less than Gross Coupon less than or equal to 11.50%     25  23.38   11.408 342.37   3.01    60.31         $728,000
11.50% less than Gross Coupon less than or equal to 11.75%      7   5.98   11.679 316.06   3.24    65.25         $250,000
11.75% less than Gross Coupon less than or equal to 12.00%     12   8.78   11.939 326.85   3.06    59.94         $227,500
12.00% less than Gross Coupon less than or equal to 12.25%      5   2.80   12.150 355.89   4.11    60.56         $152,750
12.25% less than Gross Coupon less than or equal to 12.50%      8   5.39   12.475 284.87   4.95    59.83         $289,500
12.50% less than Gross Coupon less than or equal to 12.75%      2   1.80   12.750 177.47   2.53    67.64         $175,000
12.75% less than Gross Coupon less than or equal to 13.00%      9   5.85   12.990 231.59   3.69    63.64         $217,000
13.00% less than Gross Coupon less than or equal to 13.25%      1    .78   13.250 358.00   2.00    56.00         $143,000
13.25% less than Gross Coupon less than or equal to 13.50%      1    .66   13.500 355.00   5.00    70.00         $122,000
13.75% less than Gross Coupon less than or equal to 14.00%      3   1.96   13.990 176.79   3.21    65.00         $195,000
14.00% less than Gross Coupon less than or equal to 14.25%      1    .65   14.250 163.00  17.00    59.60         $120,000
14.25% less than Gross Coupon less than or equal to 14.50%      1    .65   14.500 165.00  15.00   100.00         $125,000
14.75% less than Gross Coupon less than or equal to 15.00%      2   2.04   14.963 296.02   4.00    60.00         $250,000
_________________________________________________________________________________________________________________________
Total.....                                                    107 100.00%  11.650 311.34   3.48    60.24         $850,000
=========================================================================================================================




                                                  GROSS COUPON
_______________________________________________________________________________


                                                                  Total
             Gross                                               Current
             Coupon                                              Balance
 9.75% less than Gross Coupon less than or equal to 10.00%        $135,200.00
10.00% less than Gross Coupon less than or equal to 10.25%        $305,000.00
10.25% less than Gross Coupon less than or equal to 10.50%        $335,244.72
10.50% less than Gross Coupon less than or equal to 10.75%      $1,201,176.76
10.75% less than Gross Coupon less than or equal to 11.00%      $3,608,874.23
11.00% less than Gross Coupon less than or equal to 11.25%      $1,649,313.34
11.25% less than Gross Coupon less than or equal to 11.50%      $4,305,114.70
11.50% less than Gross Coupon less than or equal to 11.75%      $1,100,340.48
11.75% less than Gross Coupon less than or equal to 12.00%      $1,615,669.50
12.00% less than Gross Coupon less than or equal to 12.25%        $516,181.63
12.25% less than Gross Coupon less than or equal to 12.50%        $991,766.66
12.50% less than Gross Coupon less than or equal to 12.75%        $330,919.93
12.75% less than Gross Coupon less than or equal to 13.00%      $1,076,301.39
13.00% less than Gross Coupon less than or equal to 13.25%        $143,000.00
13.25% less than Gross Coupon less than or equal to 13.50%        $121,898.71
13.75% less than Gross Coupon less than or equal to 14.00%        $360,389.83
14.00% less than Gross Coupon less than or equal to 14.25%        $119,105.15
14.25% less than Gross Coupon less than or equal to 14.50%        $119,377.05
14.75% less than Gross Coupon less than or equal to 15.00%        $374,945.01
____________________________________________________________
Total.....                                                     $18,409,819.09
===================================================================================================================

                                                ORIGINAL MATURITY
                                (Balloons to Balloon Date, Non-Balloons to Orig Date)
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
            Original                                         #      %              Rem     WA      Orig         Loan
            Maturity                                        Loan   Pool      WAC   Term    Age     LTV         Amount
110 less than Original Maturity less than or equal to  120      1    .43   12.400 117.00   3.00    73.00          $79,500
170 less than Original Maturity less than or equal to  180     30  24.26   12.215 175.57   4.43    60.02         $850,000
290 less than Original Maturity less than or equal to  300      1    .81   10.990 284.00  16.00    54.54         $150,000
350 less than Original Maturity less than or equal to  360     75  74.51   11.469 356.96   3.04    60.30         $728,000
_________________________________________________________________________________________________________________________
Total.....                                                    107 100.00%  11.650 311.34   3.48    60.24         $850,000
=========================================================================================================================

                                                ORIGINAL MATURITY
                                (Balloons to Balloon Date, Non-Balloons to Orig Date)
________________________________________________________________________________________


                                                                  Total
            Original                                             Current
            Maturity                                             Balance
110 less than Original Maturity less than or equal to  120         $78,821.39
170 less than Original Maturity less than or equal to  180      $4,465,861.34
290 less than Original Maturity less than or equal to  300        $148,511.65
350 less than Original Maturity less than or equal to  360     $13,716,624.71
_____________________________________________________________________________
Total.....                                                     $18,409,819.09
=============================================================================

                                                 REMAINING TERM
                                (Balloons to Balloon Date, Non-Balloons to Orig Date)
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
                                                             #      %              Rem     WA      Orig         Loan
         Remaining Term                                     Loan   Pool      WAC   Term    Age     LTV         Amount

108 less than Rem Term less than or equal to 120                1    .43   12.400 117.00   3.00    73.00          $79,500
156 less than Rem Term less than or equal to 168                3   1.87   13.798 163.69  16.31    70.30         $125,000
168 less than Rem Term less than or equal to 180               27  22.39   12.083 176.56   3.44    59.16         $850,000
276 less than Rem Term less than or equal to 288                1    .81   10.990 284.00  16.00    54.54         $150,000
348 less than Rem Term less than or equal to 360               75  74.51   11.469 356.96   3.04    60.30         $728,000
_________________________________________________________________________________________________________________________
Total.....                                                    107 100.00%  11.650 311.34   3.48    60.24         $850,000
=========================================================================================================================


                                                 REMAINING TERM
                                (Balloons to Balloon Date, Non-Balloons to Orig Date)
________________________________________________________________________________________


                                                                  Total
                                                                 Current
         Remaining Term                                          Balance

108 less than Rem Term less than or equal to 120                   $78,821.39
156 less than Rem Term less than or equal to 168                  $344,489.07
168 less than Rem Term less than or equal to 180                $4,121,372.27
276 less than Rem Term less than or equal to 288                  $148,511.65
348 less than Rem Term less than or equal to 360               $13,716,624.71
_____________________________________________________________________________
Total.....                                                     $18,409,819.09
=============================================================================

                                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
                                                             #      %              Rem     WA      Orig         Loan
       Age of Loan                                          Loan   Pool      WAC   Term    Age     LTV         Amount
  0 less than Age less than or equal to  12                   103  97.32   11.614 314.41   3.13    60.09         $850,000
 12 less than Age less than or equal to  24                     4   2.68   12.952 199.93  16.21    65.55         $150,000
_________________________________________________________________________________________________________________________
Total.....                                                    107 100.00%  11.650 311.34   3.48    60.24         $850,000
=========================================================================================================================


                                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
_________________________________________________________________________________


                                                                  Total
                                                                 Current
       Age of Loan                                               Balance
  0 less than Age less than or equal to  12                    $17,916,818.37
 12 less than Age less than or equal to  24                       $493,000.72
_____________________________________________________________________________
Total.....                                                     $18,409,819.09
=============================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                ORIGINATION YEAR
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
  Year of                         #      %              Rem     WA      Orig         Loan           Current
Origination                      Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

   1995                             15  11.91   12.056 275.74   7.87    58.01         $660,000     $2,191,988.22
   1996                             92  88.09   11.595 316.15   2.89    60.54         $850,000    $16,217,830.87
___________________________________________________________________________________________________________________
Total.....                         107 100.00%  11.650 311.34   3.48    60.24         $850,000    $18,409,819.09
===================================================================================================================

                                                LAST PAYMENT DATE (Assumed)
___________________________________________________________________________________________________________________


  Last                                                   WA              WA        Max. Orig         Total
   Pay                            #      %              Rem     WA      Orig         Loan           Current
  Date                           Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

06/01/96                           107 100.00   11.650 311.34   3.48    60.24         $850,000    $18,409,819.09
___________________________________________________________________________________________________________________
Total.....                         107 100.00%  11.650 311.34   3.48    60.24         $850,000    $18,409,819.09
===================================================================================================================

                                               ORIGINAL LTV RANGE
_________________________________________________________________________________________________________________________


                                                                                    WA              WA        Max. Orig
               LTV                                           #      %              Rem     WA      Orig         Loan
              RANGE                                         Loan   Pool      WAC   Term    Age     LTV         Amount
  0.000 less than LTV less than or equal to  50.000            13  10.98   11.645 297.07   3.82    46.85         $373,750
 50.000 less than LTV less than or equal to  55.000            12   9.83   11.438 330.01   4.93    52.92         $660,000
 55.000 less than LTV less than or equal to  60.000            23  25.93   11.361 294.08   2.87    57.36         $850,000
 60.000 less than LTV less than or equal to  65.000            49  44.47   11.741 326.20   3.24    64.09         $728,000
 65.000 less than LTV less than or equal to  70.000             7   6.91   12.139 296.89   3.98    68.92         $444,000
 70.000 less than LTV less than or equal to  75.000             1    .43   12.400 117.00   3.00    73.00          $79,500
 95.000 less than LTV less than or equal to 100.000             2   1.45   12.955 272.06   7.27    99.45         $147,000
_________________________________________________________________________________________________________________________
Total.....                                                    107 100.00%  11.650 311.34   3.48    60.24         $850,000
=========================================================================================================================

                                               ORIGINAL LTV RANGE
_____________________________________________________________________________


                                                                  Total
               LTV                                               Current
              RANGE                                              Balance
  0.000 less than LTV less than or equal to  50.000             $2,021,535.47
 50.000 less than LTV less than or equal to  55.000             $1,809,031.38
 55.000 less than LTV less than or equal to  60.000             $4,774,218.96
 60.000 less than LTV less than or equal to  65.000             $8,186,907.43
 65.000 less than LTV less than or equal to  70.000             $1,272,927.41
 70.000 less than LTV less than or equal to  75.000                $78,821.39
 95.000 less than LTV less than or equal to 100.000               $266,377.05
_____________________________________________________________________________
Total.....                                                     $18,409,819.09
=============================================================================

                                            ORIGINAL MORTGAGE AMOUNT
__________________________________________________________________________________________________________________________


                                                                                     WA              WA        Max. Orig
            Original                                           #      %             Rem     WA      Orig         Loan
          Mortgage Amt.                                       Loan   Pool     WAC   Term    Age     LTV         Amount
    50,000 less than Balance less than or equal to    75,000      9   3.13  12.009 281.19   3.13    60.10          $74,000
    75,000 less than Balance less than or equal to   100,000     22  10.35  11.695 321.61   3.25    59.17         $100,000
   100,000 less than Balance less than or equal to   150,000     32  21.60  12.233 272.15   4.63    61.80         $150,000
   150,000 less than Balance less than or equal to   203,150     16  15.15  11.734 287.54   3.27    59.92         $200,000
   203,150 less than Balance less than or equal to   250,000     15  18.77  11.679 343.91   3.13    61.91         $250,000
   250,000 less than Balance less than or equal to   300,000      4   6.13  11.379 358.00   2.00    60.96         $292,500
   300,000 less than Balance less than or equal to   350,000      2   3.53  10.799 357.47   2.53    60.24         $344,500
   350,000 less than Balance less than or equal to   400,000      2   4.11  11.066 357.49   2.51    55.57         $383,500
   400,000 less than Balance less than or equal to   450,000      1   2.41  10.990 356.00   4.00    68.00         $444,000
   450,000 less than Balance less than or equal to   500,000      1   2.71  11.000 357.00   3.00    56.00         $500,000
   600,000 less than Balance less than or equal to   750,000      2   7.52  11.305 355.53   4.47    57.31         $728,000
   750,000 less than Balance less than or equal to 1,000,000      1   4.60  11.000 177.00   3.00    56.00         $850,000
__________________________________________________________________________________________________________________________
Total.....                                                      107 100.00% 11.650 311.34   3.48    60.24         $850,000
==========================================================================================================================


                                            ORIGINAL MORTGAGE AMOUNT
__________________________________________________________________________________


                                                                    Total
            Original                                               Current
          Mortgage Amt.                                            Balance
    50,000 less than Balance less than or equal to    75,000        $576,506.23
    75,000 less than Balance less than or equal to   100,000      $1,905,810.10
   100,000 less than Balance less than or equal to   150,000      $3,976,164.02
   150,000 less than Balance less than or equal to   203,150      $2,789,297.95
   203,150 less than Balance less than or equal to   250,000      $3,455,601.65
   250,000 less than Balance less than or equal to   300,000      $1,127,700.00
   300,000 less than Balance less than or equal to   350,000        $649,127.43
   350,000 less than Balance less than or equal to   400,000        $756,670.21
   400,000 less than Balance less than or equal to   450,000        $444,000.00
   450,000 less than Balance less than or equal to   500,000        $498,606.63
   600,000 less than Balance less than or equal to   750,000      $1,383,529.60
   750,000 less than Balance less than or equal to 1,000,000        $846,805.27
_______________________________________________________________________________
Total.....                                                       $18,409,819.09
===============================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                             CURRENT MORTGAGE AMOUNT
__________________________________________________________________________________________________________________________


                                                                                     WA              WA        Max. Orig
             Current                                           #      %             Rem     WA      Orig         Loan
          Mortgage Amt.                                       Loan   Pool     WAC   Term    Age     LTV         Amount
    50,000 less than Balance less than or equal to    75,000      9   3.13  12.009 281.19   3.13    60.10          $74,000
    75,000 less than Balance less than or equal to   100,000     22  10.35  11.695 321.61   3.25    59.17         $100,000
   100,000 less than Balance less than or equal to   150,000     32  21.60  12.233 272.15   4.63    61.80         $150,000
   150,000 less than Balance less than or equal to   200,000     16  15.15  11.734 287.54   3.27    59.92         $200,000
   200,000 less than Balance less than or equal to   250,000     15  18.77  11.679 343.91   3.13    61.91         $250,000
   250,000 less than Balance less than or equal to   300,000      4   6.13  11.379 358.00   2.00    60.96         $292,500
   300,000 less than Balance less than or equal to   350,000      2   3.53  10.799 357.47   2.53    60.24         $344,500
   350,000 less than Balance less than or equal to   400,000      2   4.11  11.066 357.49   2.51    55.57         $383,500
   400,000 less than Balance less than or equal to   450,000      1   2.41  10.990 356.00   4.00    68.00         $444,000
   450,000 less than Balance less than or equal to   500,000      1   2.71  11.000 357.00   3.00    56.00         $500,000
   600,000 less than Balance less than or equal to   750,000      2   7.52  11.305 355.53   4.47    57.31         $728,000
   750,000 less than Balance less than or equal to 1,000,000      1   4.60  11.000 177.00   3.00    56.00         $850,000
__________________________________________________________________________________________________________________________
Total.....                                                      107 100.00% 11.650 311.34   3.48    60.24         $850,000
==========================================================================================================================


                                             CURRENT MORTGAGE AMOUNT
__________________________________________________________________________________


                                                                    Total
             Current                                               Current
          Mortgage Amt.                                            Balance
    50,000 less than Balance less than or equal to    75,000        $576,506.23
    75,000 less than Balance less than or equal to   100,000      $1,905,810.10
   100,000 less than Balance less than or equal to   150,000      $3,976,164.02
   150,000 less than Balance less than or equal to   200,000      $2,789,297.95
   200,000 less than Balance less than or equal to   250,000      $3,455,601.65
   250,000 less than Balance less than or equal to   300,000      $1,127,700.00
   300,000 less than Balance less than or equal to   350,000        $649,127.43
   350,000 less than Balance less than or equal to   400,000        $756,670.21
   400,000 less than Balance less than or equal to   450,000        $444,000.00
   450,000 less than Balance less than or equal to   500,000        $498,606.63
   600,000 less than Balance less than or equal to   750,000      $1,383,529.60
   750,000 less than Balance less than or equal to 1,000,000        $846,805.27
_______________________________________________________________________________
Total.....                                                       $18,409,819.09
===============================================================================

                                                         GEOGRAPHIC DISTRIBUTION
___________________________________________________________________________________________________________________________________


                                                                  Calc.
                                WA                          WA     WA      Min. Curr     Max. Curr         Total          Avg.
          #      %             Rem     WA     MIN    MAX   Orig   Curr       Loan          Loan           Current         Curr
 State  Loans   Pool    WAC    Term    Age    AGE    AGE   LTV     LTV      Amount        Amount          Balance         Bal

AZ          5    5.04 11.232  357.56   2.44   1.00   3.00  56.51  56.39     $61,750       $498,607        $928,713      $185,743
CA         15   19.16 11.176  310.78   3.47   1.00  16.00  57.92  57.83     $87,750       $846,805      $3,527,065      $235,138
CT          2    1.13 11.400  357.38   2.62   2.00   3.00  63.13  63.00     $77,855       $129,717        $207,572      $103,786
FL          8    7.89 11.394  333.78   3.24   1.00   4.00  59.09  58.93     $68,405       $344,127      $1,452,965      $181,621
GA          1    3.95 11.400  356.00   4.00   4.00   4.00  63.00  62.99    $727,912       $727,912        $727,912      $727,912
IL          4    1.96 12.300  303.38   3.16   2.00   5.00  65.00  64.82     $75,400       $107,022        $360,369       $90,092
MA          3    2.56 11.054  337.22   3.22   3.00   5.00  61.12  61.04     $51,137       $224,715        $470,605      $156,868
NJ         12   10.68 11.423  282.18   3.90   1.00  17.00  61.61  61.34     $58,500       $292,500      $1,966,488      $163,874
NV          1    1.30 11.100  357.00   3.00   3.00   3.00  48.00  47.97    $239,845       $239,845        $239,845      $239,845
NY         41   28.91 12.518  275.36   3.66   1.00  15.00  63.09  62.91     $58,403       $250,000      $5,321,596      $129,795
OH          3    3.26 12.043  357.63   2.37   2.00   3.00  61.13  61.06     $87,000       $289,500        $599,722      $199,907
OK          1    3.56 11.200  355.00   5.00   5.00   5.00  51.00  50.66    $655,618       $655,618        $655,618      $655,618
PA          3    1.57 12.438  277.79   8.23   1.00  17.00  59.18  58.99     $75,725       $119,105        $289,796       $96,599
RI          3    1.82 11.575  325.75   2.00   2.00   2.00  59.34  59.30     $59,880       $145,000        $334,239      $111,413
TN          1    1.32 10.750  358.00   2.00   2.00   2.00  65.00  65.00    $243,750       $243,750        $243,750      $243,750
TX          4    5.89 10.492  357.55   2.45   2.00   3.00  58.94  58.91    $109,945       $382,920      $1,083,565      $270,891
___________________________________________________________________________________________________________________________________
Total..   107  100.00%11.650  311.34   3.48   1.00  17.00  60.24  60.09     $51,137       $846,805     $18,409,819      $172,054
===================================================================================================================================

                                                  PROPERTY-TYPE
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Single-family                        3   2.03   12.539 211.70  15.96    67.45         $150,000       $373,895.57
2-4 Family                           2   1.14   12.210 174.57   5.43    67.84         $119,000       $209,155.80
Other                              102  96.83   11.625 315.04   3.20    60.00         $850,000    $17,826,767.72
___________________________________________________________________________________________________________________
Total.....                         107 100.00%  11.650 311.34   3.48    60.24         $850,000    $18,409,819.09
===================================================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                    OCCUPANCY
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Owner Occ.                          23  19.31   12.093 296.26   3.61    60.74         $660,000     $3,554,073.73
Investor                            78  76.75   11.515 319.94   3.04    60.20         $850,000    $14,129,850.05
Vacation/Second Home                 1    .54   11.500 354.00   6.00    63.00         $100,000        $99,741.98
Rental                               4   2.75   11.738 203.92  11.23    57.39         $162,500       $507,048.18
Unknown                              1    .65   14.250 163.00  17.00    59.60         $120,000       $119,105.15
___________________________________________________________________________________________________________________
Total.....                         107 100.00%  11.650 311.34   3.48    60.24         $850,000    $18,409,819.09
===================================================================================================================

                                                  LOAN-PURPOSE
__________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

Purchase                            26  16.95   12.791 229.81   3.50    65.60         $217,000     $3,119,565.79
Refinance/No ETO                    79  81.83   11.387 330.44   3.28    59.21         $850,000    $15,065,141.28
Refinance/ETO                        1    .65   14.250 163.00  17.00    59.60         $120,000       $119,105.15
Debt Consolidation                   1    .58   12.500 163.00  17.00    48.88         $110,000       $106,006.87
___________________________________________________________________________________________________________________
Total.....                         107 100.00%  11.650 311.34   3.48    60.24         $850,000    $18,409,819.09
===================================================================================================================

                                                LOAN RATING
______________________________________________________________________________________________________________


                                                         WA              WA      Max. Orig          Total
                                   #      %              Rem     WA      Orig       Loan            Current
     Loan Rating                  Loan   Pool      WAC   Term    Age     LTV       Amount           Balance

A                                   57  57.74   11.235 318.88   3.40    58.64      $850,000     $10,630,258.32
B                                    9   6.54   12.824 230.68   3.72    70.48      $195,000      $1,204,115.31
B+                                  34  31.15   11.859 323.97   3.50    60.73      $728,000      $5,734,002.78
B-                                   4   2.12   13.139 175.15   4.85    64.33      $125,000        $390,772.67
C                                    3   2.45   14.363 306.60   3.50    60.84      $250,000        $450,670.01
______________________________________________________________________________________________________________
Total.....                         107 100.00%  11.650 311.34   3.48    60.24      $850,000     $18,409,819.09
==============================================================================================================

                                                    BALLOON LOANS
________________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
BALLOON CODE                     Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

No                                  92  89.90   11.501 326.60   3.38    59.98         $850,000    $16,550,199.99
Yes                                 15  10.10   12.981 175.57   4.43    62.51         $195,000     $1,859,619.10
___________________________________________________________________________________________________________________
Total.....                         107 100.00%  11.650 311.34   3.48    60.24         $850,000    $18,409,819.09
===================================================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.